EXECUTION COPY


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                      DATA TRANSMISSION NETWORK CORPORATION

                    11.25% Senior Subordinated Notes due 2004
                        Warrants to Purchase Common Stock






                                NOTE AND WARRANT
                               PURCHASE AGREEMENT








                            Dated as of June 30, 1994







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                               TABLE OF CONTENTS



1.  Authorization of Notes and Warrants........................................1

2.  Sale and Purchase of Notes and Warrants....................................2

3.  Closing; Fees..............................................................2
        3.1.  Closing..........................................................2
        3.2.  Legal Fees.......................................................3

4.  Conditions to Closing......................................................3
        4.1.  Representations and Warranties...................................3
        4.2.  Performance; No Default..........................................3
        4.3.  Compliance Certificate...........................................3
        4.4.  Opinions of Counsel..............................................4
        4.5.  Bank Loan Agreement..............................................4
        4.6.  Purchase Permitted By Applicable Law, etc........................4
        4.7.  Proceedings and Documents........................................5
        4.8.  Fees.............................................................5

5.  Representations and Warranties, etc........................................5
        5.1.  Organization, Standing, etc......................................5
        5.2.  Subsidiaries.....................................................5
        5.3.  Qualification....................................................5
        5.4.  Business; Financial Statements...................................5
        5.5.  Changes, etc.....................................................6
        5.6.  Tax Returns and Payments.........................................7
        5.7.  Debt.............................................................7
        5.8.  Title to Properties; Liens.......................................8
        5.9.  Litigation, etc..................................................8
        5.10. Compliance with Other Instruments, etc...........................9
        5.11. Governmental Consent.............................................9
        5.12. Patents, Trademarks, Authorizations, etc.........................9
        5.13. Offer of Notes..................................................10
        5.14  Use of Proceeds.................................................10
        5.15. Federal Reserve Regulations.....................................10
        5.16. Environmental Matters...........................................11
        5.17. Status Under Certain Federal Statutes...........................11
        5.18. Foreign Assets Control Regulations, etc.........................11
        5.19. Compliance with ERISA...........................................12
        5.20. Disclosure......................................................14

6.  Purchase Intent; Source of Funds..........................................14
        6.1.  Purchase Intent.................................................14
        6.2.  Source of Funds.................................................15

7.  Furnishing of Information.................................................15

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        7.1.  Accounting; Financial Statements and Other
              Information.....................................................15
        7.2.  Rule 144A.......................................................20

8.  Inspection; Confidentiality...............................................20
        8.1.  Inspection......................................................20
        8.2.  Confidentiality.................................................21

9.  Prepayment of Notes.......................................................21
        9.1.  Required Prepayments............................................21
        9.2.  Optional Prepayments with Premium...............................22
        9.3.  Contingent Prepayments Upon Change of Control
              ................................................................22
        9.4.  Contingent Prepayment Upon Sale of Certain Assets
              ................................................................23
        9.5.  Master Premium Table............................................24
        9.6.  Notice of Optional Prepayments; Officers'
              Certificate.....................................................24
        9.7.  Allocation of Partial Prepayments...............................25
        9.8.  Maturity; Surrender, etc........................................25
        9.9.  Acquisition of Notes............................................25

10. Business and Financial Covenants..........................................26
       10.1.  Debt............................................................26
       10.2.  Liens, etc......................................................27
       10.3.  Investments, Guaranties, etc....................................28
       10.4.  Restricted Payments and Restricted Investments
              ................................................................31
       10.5.  Minimum Net Worth...............................................32
       10.6.  Transactions with Affiliates....................................32
       10.7.  Consolidation, Merger, Sale of Assets, etc......................33
       10.8.  Corporate Existence, etc.; Business.............................36
       10.9.  Payment of Taxes and Claims.....................................36
       10.10. Compliance with ERISA...........................................37
       10.11. Maintenance of Properties; Insurance............................39
       10.12. Senior Loan Agreements..........................................39

11.  Events of Default; Acceleration..........................................39

12.  Remedies on Default, etc.................................................43
13.  Subordination of Subordinated Notes......................................44
       13.1.  General.........................................................44
       13.2.  Superior Debt...................................................44
       13.3.  Default in Respect of Superior Debt.............................45
       13.4.  Insolvency, etc.................................................46
       13.5.  Payments and Distributions Received.............................47
       13.6   No Prejudice or Impairment......................................48
       13.7.  Payment of Superior Debt, Subrogation, etc......................48

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14.  Definitions..............................................................49

15.  Registration, Transfer and Substitution of Notes;
     Action by Noteholders....................................................61
       15.1.  Note Register; Ownership of Notes...............................61
       15.2.  Transfer and Exchange of Notes..................................61
       15.3.  Replacement of Notes............................................61
       15.4.  Notes held by Company, etc., Deemed Not
              Outstanding.....................................................62

16.  Payments on Notes........................................................62
       16.1.  Place of Payment................................................62
       16.2.  Home Office Payment.............................................62

17.  Expenses, etc............................................................63

18.  Survival of Representations and Warranties...............................64

19.  Amendments and Waivers...................................................64

20.  Notices, etc.............................................................65

21.  Miscellaneous............................................................66


SCHEDULE A                          Schedule of Purchasers

EXHIBIT A                           Form of Senior Subordinated Note

EXHIBIT B                           Form of Warrant

EXHIBIT C-1                         Form of Opinion of Counsel to Company

EXHIBIT C-2                         Form of Opinion of Counsel to Purchaser

EXHIBIT D                           Debt and Liens of Company


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                      Data Transmission Network Corporation
                              9110 West Dodge Road
                                    Suite 200
                              Omaha, Nebraska 68114


               11.25% Senior Subordinated Notes due June 30, 2004
                        Warrants to Purchase Common Stock

                            Dated as of June 30, 1994


TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A

Ladies and Gentlemen:

                  Data Transmission Network Corporation, a Delaware corporation (the "Company"), agrees with you as follows:

                  1. AUTHORIZATION OF NOTES AND WARRANTS. The Company will authorize the issue and sale of (a) $15,000,000 aggregate principal amount of its 11.25% Senior Subordinated Notes due June 30, 2004 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to section
15), to be substantially in the form of the Note set out in Exhibit A, with such changes therefrom, if any, as may be approved by you and the Company, and (b) warrants (the "Warrants", such term to include any warrants issued in substitution therefor pursuant to section 15) to purchase 25,000 shares of the Common Stock, par value $.001 per share (the "Common Stock"), of the Company at an initial exercise price per share equal to the average daily Market Price (as defined in the form of Warrant set out in Exhibit A) of the Common Stock during the period of the most recent five consecutive Business Days ending on the second day preceding the Closing Date, to be substantially in the form of the Warrant set out in Exhibit B, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in section 14; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

                  2. SALE AND PURCHASE OF NOTES AND WARRANTS. In reliance upon the representations and warranties made by you in section 6, the Company will issue and sell to you and, in reliance upon the representations and warranties made by the Company in section 5, and subject to the terms and conditions of this Agreement, you will purchase from the Company, at the Closing provided for in section 3, (a) Notes

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in the  principal  amount  specified  opposite  your name in  Schedule A and (b)
Warrants for the number of shares of Common Stock specified opposite your name in Schedule A; at the purchase price of 100% of the principal amount of such Notes.

                  3. CLOSING; FEES. 3.1. CLOSING. The sales of the Notes and the Warrants to be purchased by you shall take place at the offices of Bruce A. Rich, Esq., at 10:00 a.m., New York City time, at a closing (the "Closing") on June 30, 1994 or on such other Business Day thereafter on or prior to July 28,




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1994 as may be agreed  upon by the  Company  and you. At the Closing the Company will deliver to you (a) the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as shall be set forth in Schedule A or as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), and (b) the Warrants to be purchased by you in the form of a single warrant certificate (or such greater number of warrant certificates as shall be set forth in Schedule A or as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee); against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor. If at the Closing the Company shall fail to tender such Notes or such Warrants to you as provided above in this section 3, or any of the conditions specified in section 4 shall not have been fulfilled to your
satisfaction,   you  shall,  at  your  election,  be  relieved  of  all  further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or such nonfulfillment.

                  3.2. LEGAL FEES. On the date of the Closing, the Company will pay the reasonable fees and disbursements of your special counsel incurred in connection with the transactions contemplated by this Agreement and set forth in a statement delivered to the Company on or prior to the date of the Closing, and thereafter the Company will pay, promptly upon receipt of a supplemental statement therefor, additional reasonable fees and disbursements of your special counsel, if any, incurred in connection with such transactions.

                  4. CONDITIONS TO CLOSING. Your obligation to purchase and pay for the Notes and Warrants to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:
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
                  4.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement and those otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be correct when made and at the time of the Closing, except as affected by the consummation of such transactions.

                  4.2. PERFORMANCE; NO DEFAULT. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and at the time of the Closing no Event of Default or Potential Event of Default shall have occurred and be continuing.

                  4.3. COMPLIANCE CERTIFICATE. The Company shall have delivered to you an Officers' Certificate, dated the date of the Closing, certifying that the conditions specified in sections 4.1 and 4.2 have been fulfilled and demonstrating that, after giving effect to the issuance of all of the Notes and Warrants, the Company will be in compliance in all material respects with the most stringent limitations on the incurrence or maintenance of Debt contained in any instrument or agreement applicable to or binding on the Company or certifying that a complete and correct copy of a waiver or waivers of compliance with such limitations is attached to such Officers' Certificate.

                  4.4. OPINIONS OF COUNSEL. You shall have received (a) from Abrahams, Kaslow & Cassman, counsel for the Company, and (b) from Bruce A. Rich, Esq., your special counsel in connection with the transactions contemplated by this Agreement, favorable opinions substantially in the forms set forth in Exhibits C-1 and C-2, respectively, and covering such other matters incident to such transactions as you may reasonably request, each addressed to you, dated the date of the Closing and otherwise satisfactory in substance and form to you.

                  4.5. BANK LOAN AGREEMENT. The Bank Loan Agreement shall have been amended, and as amended shall have been executed and delivered by the Company and the Banks, and shall be satisfactory in form and substance to you. You shall have received a copy of the Bank Loan Agreement as so amended, certified as a true and complete copy thereof by an officer of the Company.


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
                  4.6. PURCHASE PERMITTED BY APPLICABLE LAW, ETC. On the date of the Closing your purchase of Notes and Warrants (a) shall be permitted by the laws and regulations of each jurisdiction to which you are subject and (b) shall not subject you to any tax, penalty or, in your reasonable judgment, other onerous condition by reason of any change after the date of this Agreement in any applicable law or governmental regulation. If requested by you, you shall have received, at least five Business Days prior to the Closing, an Officers' Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

                  4.7. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

                  4.8. FEES. The fees required to be paid by section 3.2 shall have been paid as therein provided.

                  5. REPRESENTATIONS AND WARRANTIES, ETC. The Company represents and warrants that:

                  5.1. ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, to issue and sell the Notes and the Warrants and to carry out the terms of this Agreement, the Notes and the Warrants.

                  5.2. SUBSIDIARIES. As of the date of this Agreement, the Company has no Subsidiaries.

                  5.3. QUALIFICATION. The Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and in which the failure so to qualify would have a materially adverse effect on the Company.

                                        4

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                  5.4. BUSINESS; FINANCIAL STATEMENTS. The Company has delivered to you complete and correct copies of (a) its annual reports to stockholders for the fiscal years ended December 31, 1991 through 1993 (the "Annual Reports"),
(b) its annual reports on Form 10-K for such fiscal years as filed with the Securities and Exchange Commission (the "Forms 10-K") and (c) a memorandum dated May, 1994 prepared by Furman Selz Incorporated for use in connection with the Company's private placement of the Notes and Warrants (the "Memorandum"). The Annual Reports, the Forms 10-K and the Memorandum correctly describe, in all material respects, as of their respective dates, the business then conducted and proposed to be conducted by the Company, PROVIDED, however, with respect to projections contained in the Memorandum, that such projections are based upon the good faith estimates and assumptions of management of the Company and are subject to the uncertainty and approximation inherent in any projections. There are included in the Forms 10-K financial statements of the Company for each of the fiscal years ended December 31, 1991 through 1993, accompanied in each case by the opinion thereon of Deloitte and Touche (or one of its predecessor firms), independent public accountants. The Company has also delivered to you complete and correct copies of its quarterly reports to stockholders sent or made available to stockholders, and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, in each case for fiscal periods subsequent to December 31, 1993, and current reports on Form 8-K, proxy statements, registration statements and prospectuses, if any, filed by the Company with the Securities and Exchange Commission since such date. All financial statements included in the foregoing materials delivered to you (except as otherwise specified therein) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified and present fairly the financial position of the Company as of the respective dates specified and the results of its operations and its cash flows for the respective periods specified.

                  5.5. Changes, etc. Since December 31, 1993, (a) there has been no change in the assets, liabilities or financial condition of the Company, other than changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse to the Company, (b) neither the business, operations or affairs nor any of the properties or assets of the Company have been affected by any occurrence or development (whether or not insured against) which has been, either in any case or in

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the aggregate,  materially adverse to the Company and (c) the Company has not as of the date of this Agreement directly or indirectly declared, ordered, paid, made or set apart any sum or property for any Restricted Payment or agreed to do so.

                  5.6. TAX RETURNS AND PAYMENTS. The Company has filed all tax returns required by law to be filed by it and has paid all taxes, assessments and other governmental charges levied upon the Company and any of its properties, assets, income or franchises which are due and payable, other than those presently payable without penalty or interest and those presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made, and other than those, the failure to file or pay which would not, in any case or in the aggregate, have a material adverse effect on the Company. The Federal income tax liabilities of the Company have been finally determined by the Internal Revenue Service and satisfied, or the time for audit has expired, for all fiscal periods through December 31, 1990. The charges, accruals and reserves on the books of the Company in respect of Federal, state and foreign income taxes for all fiscal periods are adequate in the opinion of the Company, and the Company knows of no unpaid assessment for additional Federal, state or foreign income taxes for any period or any basis for any such assessment.

                  5.7. DEBT. Exhibit D correctly describes all secured and unsecured Debt of the Company outstanding, or for which the Company has commitments, on the date of this Agreement, and identifies the collateral securing any secured Debt. The Company is not in default with respect to any Debt or any instrument or agreement relating thereto, and no instrument or agreement applicable to or binding on the Company (other than the Bank Loan Agreement) contains any restrictions on the incurrence by the Company of additional Debt.

                  5.8. TITLE TO PROPERTIES; LIENS. The Company has good and sufficient title to its properties and assets, including the properties and assets reflected in the financial statements as of December 31, 1993 referred to in section 5.4 (except properties and assets disposed of since such date in the ordinary course of business and properties and assets held under Capital Leases referred to in Exhibit D), and none of such properties or assets is subject to any

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Liens except such as are of the character permitted by section 10.2. The Company enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its properties and assets, and all such leases are valid and subsisting and are in full force and effect. Except to perfect and protect security interests of the character permitted by section 10.2, and except for precautionary financing statements filed in respect of operating leases, no presently effective financing statement under the Uniform Commercial Code which names the Company as debtor is on file in any jurisdiction and the Company has not signed any presently effective financing statement or any presently effective security agreement authorizing any secured party thereunder to file any such financing statement.

                  5.9. LITIGATION, ETC. There is no action, proceeding or investigation pending or threatened (or any basis therefor known to the Company) which questions the validity of this Agreement, the Notes or the Warrants or any action taken or to be taken pursuant to this Agreement, the Notes or the Warrants, or which might result, either in any case or in the aggregate, in any adverse change in the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company or in any liability on the part of the Company, which would be material to the Company.

                  5.10. COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Company is not in violation of any term of its certificate of incorporation or by-laws, and is not in violation of any term of any agreement or instrument to which it is a party or by which it is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation might have a materially adverse effect on the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company; the execution, delivery and performance of this Agreement, the Notes and the Warrants will not result in any violation of or be in conflict with or constitute a default under any such term or result in the creation of (or impose any obligation on the Company to create) any Lien upon any of the properties or assets of the Company pursuant to any such term; and there is no such term which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, operations, affairs, condition (financial or otherwise), properties or assets of the Company.

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                                      163

                  5.11. GOVERNMENTAL CONSENT. No consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of the Company is required for the valid execution and delivery of this Agreement or the valid offer, issue, sale and delivery of the Notes or the Warrants pursuant to this Agreement.

                  5.12. PATENTS, TRADEMARKS, AUTHORIZATIONS, ETC. The Company owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, necessary for the conduct of its businesses as now conducted, without any known material conflict with the rights of others.

                  5.13. OFFER OF NOTES. Neither the Company nor Furman Selz Incorporated (the only Person authorized or employed by the Company as financial adviser or otherwise as agent in connection with the offering or sale of the Notes or Warrants or any similar securities of the Company) has directly or indirectly offered the Notes or the Warrants or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, anyone other than you and not more than 42 other institutional investors. Neither the Company nor anyone acting on its behalf has taken or will take any action which would subject the issuance and sale of the Notes or the Warrants to the registration and prospectus delivery provisions of the Securities Act.

                  5.14. USE OF PROCEEDS. The Company will apply the proceeds of the sale of the Notes and Warrants, simultaneously with the Closing, to the repayment of approximately $14,000,000 principal amount of Debt outstanding under the Bank Loan Agreement and the balance of such proceeds will be used to augment working capital.

                  5.15. FEDERAL RESERVE REGULATIONS. The Company will not, directly or indirectly, use any of the proceeds of the sale of the Notes and Warrants for the purpose, whether immediate, incidental or ultimate, of buying a "margin stock" or of maintaining, reducing or retiring any indebtedness originally incurred to purchase a stock that is currently a "margin stock", or for any other purpose which might constitute this transaction a "purpose credit", in each case within the meaning of Regulation G of the Board of

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Governors  of the  Federal  Reserve  System  (12  C.F.R.  207,  as  amended)  or
Regulation U of such Board (12 C.F.R. 221, as amended), or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or Regulation U or of Regulation T (12 C.F.R. 220, as amended) or Regulation X (12 C.F.R. 224, as amended) or any other regulation of such Board. No Debt being reduced or retired out of the proceeds of the sale of the Notes and Warrants was incurred for the purpose of purchasing or carrying any such "margin stock", and the Company neither own nor has any present intention of acquiring any such "margin stock".

                  5.16. ENVIRONMENTAL MATTERS. The Company (a) has obtained all permits, licenses and other authorizations which are required to be obtained under Environmental Laws, (b) is in full compliance with all Environmental Laws, except where the failure to comply would not have a material adverse effect on the business, operations, condition (financial or otherwise), assets or properties of the Company, (c) has not received any notice of any violation of an Environmental Law and no actions, suits or proceedings have been commenced or, to the knowledge of the Company, threatened by any party with respect to Environmental Laws, and (d) the Company is not aware of any prior use of any of its owned or leased properties, by any tenant, subtenant, prior tenant or prior subtenant of any of such properties, that constitutes a material violation of any provision of any Environmental Laws.

                  5.17. STATUS UNDER CERTAIN FEDERAL STATUTES. The Company is not (a) an "investment company", or a company - "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended;
(b) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; (c) a "public utility" as such term is defined in the Federal Power Act, as amended; or (d) a "rail carrier or a person controlled by or affiliated with a rail carrier", within the meaning of Title 49, U.S.C., or a "carrier" to which 49 U.S.C.ss. 11301(b)(1) is applicable.

                  5.18. Foreign Assets Control Regulations, etc. Neither the issue and sale of the Notes and Warrants by the Company nor its use of the proceeds thereof as contemplated by this Agreement will violate the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban

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
Assets Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Iranian Transactions Regulations, the Iraqi Sanctions Regulations, the Haitian Transactions Regulations, the Libyan Sanctions Regulations, or the Soviet Gold Coin Regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V as amended) or the restrictions set forth in Executive Orders No. 8389, 9193, 12543 (Libya), 12544 (Libya), 12801 (Libya), 12722 (Iraq), 12724 (Iraq), 12775 (Haiti) or 12779
(Haiti), as amended, of the President of the United States of America or of any rules or regulations issued thereunder.

                  5.19. COMPLIANCE WITH ERISA. (a) The Company has not breached the fiduciary rules of ERISA or engaged in any prohibited transaction in connection with which the Company could be subjected to (in the case of any such breach) a suit for damages or (in the case of any such prohibited transaction) either a civil penalty assessed under section 502(i) of ERISA or a tax imposed by section 4975 of the Code, which suit, penalty or tax, in any case, would be materially adverse to the Company.

                  (b) No Plan (other than a Multiemployer Plan) or any trust created under any such Plan has been terminated since September 2, 1974. Neither the Company nor any Related Person has within the past six years contributed to a single employer plan which has at least two contributing sponsors not under common control or ceased operations at a facility in a manner which could result in liability under section 4062(f) of ERISA. No liability to the PBGC has been or is expected by the Company to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company which is or would be materially adverse to the Company. There has been no reportable event (within the meaning of section 4043(b) of ERISA) or any other event or condition with respect to any Plan (other than a Multiemployer Plan) which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which would be materially adverse to the Company.

(c) Full payment has been made of all amounts which the Company or any Related Person is required under the terms of each Plan to have paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists

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
with respect to any Plan (other than a Multiemployer Plan).

                  (d) The present value of all vested accrued benefits under all Plans (other than Multiemployer Plans), determined as of the end of the Company's most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Plans allocable to such vested accrued benefits. The terms "present value", "current value", and "accrued benefit" have the meanings specified in section 3 of ERISA.

                  (e) The Company is not and has never been obligated to contribute to any "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  (f) The execution and delivery of this Agreement and the issue and sale of the Notes hereunder will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of your representation in section 6.2 of this Agreement as to the source of the funds used to pay the purchase price of the Notes purchased by you. The Company has delivered to you, if requested by you, a complete and correct list of all employee benefit plans with respect to which the Company is a party in interest and with respect to which its securities are employer securities. As used in this section 5.19(f), the terms "employee benefit plans" and "party in interest" have the respective meanings specified in section 3 of ERISA and the term "employer securities" has the meaning specified in section 407(d)(1) of ERISA.

                  5.20. DISCLOSURE. Neither this Agreement, the Memorandum, the Annual Reports, the Forms 10-K nor any other document, certificate or instrument delivered to you by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains (in each case, as of its date) any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement and in such other documents, certificates or instruments not misleading. There is no fact (other than matters of a general economic or political nature which do not affect the Company uniquely) known to the Company which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business,

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
operations, affairs, condition (financial or otherwise), properties or assets of the Company which has not been set forth in this Agreement or in the other documents, certificates and instruments delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated by this Agreement.

                  6. PURCHASE INTENT; SOURCE OF FUNDS. 6.1. PURCHASE INTENT. You represent that you are purchasing the Notes and Warrants hereunder for your own account, not with a view to the distribution thereof or with any present intention of distributing or selling any of such Notes or Warrants except in compliance with the Securities Act and any applicable state securities laws, PROVIDED that the disposition of your property shall at all times be within your control. You represent that you are an "accredited investor", as such term is defined in Rule 501 under the Securities Act. You acknowledge that the Notes and Warrants have not been registered under the Securities Act and you understand that the Notes and Warrants may not be transferred unless they are registered under the Securities Act or an exemption from registration is available.

                  6.2. SOURCE OF FUNDS. You represent that all or a portion of the funds to be used by you to pay the purchase price of the Notes and Warrants consists of funds which do not constitute assets of any employee benefit plan (other than a governmental plan exempt from the coverage of ERISA) and the remaining portion, if any, of such funds consists of funds which may be deemed to constitute assets of one or more specific employee benefit plans, complete and accurate information as to the identity of each of which you have delivered to the Company. As used in this section 6.2, the terms "employee benefit plan" and "government plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

                  7. FURNISHING OF INFORMATION. 7.1. ACCOUNTING; FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company will maintain, and will cause each of its Subsidiaries, if any, to maintain, a system of accounting established and administered in accordance with generally accepted accounting principles, and will accrue, and will cause each of its Subsidiaries to accrue, all such liabilities as shall be required by generally accepted accounting principles. The Company will deliver (in duplicate) to you, so long as you shall be entitled to purchase Notes under this Agreement or you or your nominee shall be the holder of any Notes, and to each other institutional holder of any Notes:

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
                  (a) not later than the earlier to occur of (i) the forty-fifth day after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company and (ii) the date of the filing thereof with the Securities and Exchange Commission, consolidated balance sheets of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a principal financial officer of the Company as presenting fairly, in accordance with generally accepted accounting principles (except for the absence of notes thereto) applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein, subject to changes resulting from normal year-end audit adjustments; PROVIDED that so long as the Company is subject to the reporting provisions of the Exchange Act, delivery of copies of the Company's quarterly report on Form 10-Q for such period will satisfy the requirements of this paragraph (a);

                  (b) not later than the earlier to occur of (i) the ninetieth day after the end of each fiscal year of the Company and (ii) the date of the filing thereof with the Securities and Exchange Commission, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Deloitte and Touche or other independent public accountants of recognized national standing selected by the Company (and reasonably satisfactory to you, so long as you shall be entitled to purchase Notes under this Agreement or you or your nominee shall be the holder of any of the Notes, and to the holder or holders of more than 50% in principal amount of the Notes then outstanding) (subject to section 15.4), which report shall state

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
         that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided that so long as the Company is subject to the reporting provisions of the Exchange Act, delivery of copies of the Company's annual report on Form 10-K for such period will satisfy the requirements of this paragraph (b);

                  (c) not later than the tenth day following each delivery of financial statements pursuant to subdivisions (a) and (b) of this section 7 (or, if earlier, not later than the date a similar Officers' Certificate or compliance certificate is delivered to the Banks pursuant to section 4.1 of the Bank Loan Agreement as in effect on the date hereof or similar provision as from time to time in effect), an Officers' Certificate (i) stating that the signers have reviewed the terms of this Agreement and of the Notes and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by such financial state-

         ments and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of the Officers' Certif-

         icate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, (ii) specifying the amount available at the end of such accounting period for Restricted Payments in compliance with section 10.4 and showing in reasonable detail all calculations required in arriving at such amount, and (iii) demonstrating in reasonable detail compliance during and at the end of such accounting period with the restrictions contained in sections 10.1, 10.3, 10.5 and 10.7;
                                       14

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
                  (d) together with each delivery of financial statements pursuant to subdivision (b) of this section 7, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and of the Notes as they relate to accounting matters and that such review is sufficient to enable them to make the statement referred to in clause (iii) of this subdivision (d) (it being understood that no special audit procedures, other than those required by generally accepted auditing standards, shall be required), (ii) stating whether, in the course of their audit examination, they obtained knowledge (and whether, as of the date of such written statement, they have knowledge) of the existence of any condition or event which constitutes an Event of Default or Potential Event of Default, and, if so, specifying the nature and period of existence thereof, and (iii) stating that they have examined the Officers' Certificate delivered in connection therewith pursuant to subdivision
         (c) of this section 7 and that the matters set forth in such Officers' Certificate pursuant to clauses (ii) and (iii) of such subdivision (c) have been properly stated in accordance with the terms of this Agreement;

                  (e) promptly upon receipt thereof, copies of all final reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company or any Subsidiary made by such accountants, including, without limitation, the final comment letter submitted by such accountants to management in connection with their annual audit;

                  (f) promptly upon, but in no event later than ten days after, their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its public security holders, of all regular and periodic reports and all registration statements and prospectuses filed by the Company or any Subsidiary with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions, and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning material developments in the business of the Company or its Subsidiaries;

                                       15

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
                  (g) immediately upon any principal officer of the Company or any other officer of the Company involved in its financial administration obtaining knowledge of any condition or event which constitutes an Event of Default or Potential Event of Default, or that the holder of any Note has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default under this Agreement or that any Person has given any notice to the Company or any Subsidiary or taken any other action with respect to a claimed default or event or condition of the type referred to in section 11(f), an Officers' Certificate describing the same and the period of existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto;

                  (h) immediately upon any principal officer of the Company or any other officer of the Company involved in its financial administration obtaining knowledge of the occurrence of any (i) "reportable event", as such term is defined in section 4043 of ERISA, or (ii) "prohibited transaction", as such term is defined in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company has taken, is taking and proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto, provided that, with respect to the occurrence of any "reportable event" as to which the PBGC has waived the 30-day reporting requirement, such written notice need be given only at the time notice is given to the PBGC; and

                  (i) with reasonable promptness, such other financial reports and information and data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested.

                  7.2. RULE 144A. The Company agrees that, if at any time it is not subject either to Section 13 or to Section 15(d) of the Exchange Act, it will furnish to any holder of Notes or Warrants or to a prospective purchaser of any Note or Warrant designated by such a holder, upon the request of such holder or such prospective purchaser, on or prior to the date such Note or Warrant is to be sold to such prospective purchaser, subject to a confidentiality undertaking by such prospective purchaser, the following information (which shall be reasonably current in relation

                                       16

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
to the date of such sale under this paragraph): a very brief statement of the nature of the business of the Company and the products and services it offers; and the Company's most recent audited consolidated balance sheets and profit and loss and retained earnings statement, and similar financial statements for the two preceding fiscal years.

                  8. INSPECTION; CONFIDENTIALITY. 8.1. Inspection. The Company will permit any authorized representatives designated by you, so long as you shall be entitled to purchase Notes under this Agreement or you or your nominee shall be the holder of any Notes, or by any other institutional holder of any Notes, without expense to the Company, to visit and inspect any of the properties of the Company or any of its Subsidiaries, including its and their books of account, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all at such reasonable times and as often as may be reasonably requested.

                  8.2. CONFIDENTIALITY. You agree that you will not disclose without the prior consent of the Company (other than to your employees, auditors or counsel or to another holder of the Notes) any information with respect to the Company or any Subsidiary which is furnished pursuant to section 7 or this section 8 and which is designated by the Company to you in writing as confidential, provided that you may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over you or to the National Association of Insurance Commissioners or similar organizations or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to the extent that you believe it appropriate in order to protect your investment in the Notes or in order to comply with any law, order, regulation or ruling applicable to you or (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes by you.

                  9. Prepayment of Notes. 9.1. Required Prepayments. On June 30, 2000 and on each June 30 thereafter to and including June 30, 2003, the Company will prepay $3,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes, at the principal amount of the Notes so prepaid, without premium, provided
                                       17
that,  upon any partial  prepayment of the Notes pursuant to section 9.2, 9.3 or
9.4 or any prepayment pursuant to section 9.3 or 9.4 of the Notes held by some but not all holders, the principal amount of each required prepayment of the Notes becoming due under this section 9.1 on and after the date of such prepayment under section 9.2, 9.3 or 9.4, as the case may be, shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment under section 9.2, 9.3 or 9.4.

                  9.2. OPTIONAL PREPAYMENTS WITH PREMIUM. The Company may, at its option, upon notice as provided in section 9.6, prepay at any time after June 30, 1997 all, or from time to time after such date any part (an integral multiple of $1,000) of, the Notes at the principal amount so prepaid, plus a premium (a percentage of such principal amount) applicable in accordance with the premium table set forth in section 9.5, depending upon the 12-month period in which the date fixed for such prepayment occurs.

                  9.3. CONTINGENT PREPAYMENTS UPON CHANGE OF CONTROL. In the event of the occurrence of a Change of Control, then the Company shall give prompt written notice thereof to each holder of the Notes, by registered mail (and shall confirm such notice by prompt telephonic advice to an investment officer of each such holder), which notice shall contain a written, irrevocable offer by the Company to prepay, on a date specified in such notice (which date shall be not less than 30 days and not more than 60 days after the date of such notice), the Notes held by such holder in full (and not in part). Upon the acceptance of such offer by such holder mailed to the Company at least 10 days prior to the date of prepayment specified in the Company's offer, such prepayment shall be made at the principal amount of the Notes so prepaid, plus a premium (a percentage of such principal amount) applicable in accordance with the premium table set forth in section 9.5, depending upon the 12-month period in which the date fixed for such prepayment occurs. Any offer by the Company to prepay the Notes pursuant to this section 9.3 shall be accompanied by an Officers' Certificate certifying that the conditions of this section 9.3 have been fulfilled and specifying the particulars of such fulfillment. If the holder of any Notes shall accept such offer, the principal amount of such Notes shall become due and payable on the date specified in such offer. In the event that there shall have been a partial prepayment of the Notes under this section 9.3, the Company shall promptly give notice to the holders of the Notes, accompanied by an
                                       18

Officers' Certificate setting forth the principal amount of each of the Notes that was prepaid and specifying how each such amount was determined, and if some but not all of the Notes were prepaid, setting forth the reduced amount of each required prepayment thereafter becoming due with respect to the Notes under section 9.1 and certifying that such reduction has been computed in accordance with section 9.1.

                  9.4. CONTINGENT PREPAYMENT UPON SALE OF CERTAIN ASSETS. In the event that at any time there shall be Excess Sale Proceeds, then the Company shall give prompt written notice thereof to each holder of the Notes, by registered mail (and shall confirm such notice by prompt telephonic advice to an investment officer of each such holder), which notice shall contain a written, irrevocable offer by the Company to prepay, on a date specified in such notice (which date shall be not less than 30 days and not more than 60 days after the date of such notice), the Notes in an aggregate principal amount equal to the amount of Excess Sale Proceeds. Upon the acceptance of such offer by such holder mailed to the Company at least 10 days prior to the date of prepayment specified in the Company's offer, such prepayment shall be made at the principal amount of the Notes so prepaid, plus a premium (a percentage of such principal amount) applicable in accordance with the premium table set forth in section 9.5, depending upon the 12-month period in which the date fixed for such prepayment occurs. Any offer by the Company to prepay the Notes pursuant to this section
9.4  shall  be  accompanied  by an  Officers'  Certificate  certifying  that the
conditions  of  this  section  9.4  have  been   fulfilled  and  specifying  the
particulars of such fulfillment. If the holder of any Notes shall accept such offer, the principal amount of such Notes to be prepaid shall become due and payable on the date specified in such offer. In the event that there shall have been a partial prepayment of the Notes under this section 9.4, the Company shall promptly give notice to the holders of the Notes, accompanied by an Officers' Certificate setting forth the principal amount of each of the Notes that was prepaid and specifying how each such amount was determined, and if some but not all of the Notes were prepaid, setting forth the reduced amount of each required prepayment thereafter becoming due with respect to the Notes under section 9.1 and certifying that such reduction has been computed in accordance with section 9.1.

                  9.5. MASTER PREMIUM TABLE. For the purposes of sections 9.2, 9.3, 9.4 and 13, whenever a premium is required to be paid upon prepayment, or acceleration as
                                       19
provided in Section 13, of any Note, the applicable premium shall be determined in accordance with the following table, depending upon the period in which the date fixed for such prepayment or acceleration occurs:

          12-Month Period
        Commencing June 30,                 Premium
        -------------------                 -------
               1994                          12.00%
               1995                          10.50%
               1996                           9.00%
               1997                           7.50%
               1998                           6.00%
               1999                           4.50%
               2000                           3.00%
               2001                           1.50%
               2002                           0.00%
               2003                           0.00%


                  9.6. NOTICE OF OPTIONAL PREPAYMENTS; OFFICERS' CERTIFICATE. The Company will give each holder of any Notes written notice of each optional prepayment under section 9.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, in each case specifying such date, the aggregate principal amount of the Notes to be prepaid, the principal amount of each Note held by such holder to be prepaid, and the premium, if any, applicable to such prepayment. Such notice shall be accompanied by an Officers' Certificate certifying that the conditions of such section have been fulfilled and specifying the particulars of such fulfillment.

                  9.7. ALLOCATION OF PARTIAL PREPAYMENTs. In the case of each partial prepayment paid or to be prepaid (except a prepayment pursuant to section 9.3 or 9.4 of the Notes held by some but not all holders), the principal amount of the Notes to be prepaid shall be allocated (in integral multiples of $1,000) among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

                  9.8. MATURITY; SURRENDER, ETC. In the case of each prepayment, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such

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principal amount accrued to such date and the applicable  premium,  if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

                  9.9. ACQUISITION OF NOTES. The Company will not, and will not permit any Subsidiary or Affiliate to, purchase, redeem or otherwise acquire any Note except upon the payment or prepayment thereof in accordance with the terms of this Agreement and such Note.

                  10. BUSINESS AND FINANCIAL COVENANTS. The Company covenants that from the date of this Agreement through the Closing and thereafter so long as any of the Notes are outstanding:

                  10.1. DEBT. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any Debt, except that:

                  (a) the Company may become and remain liable with respect to the Debt evidenced by the Notes;

                  (b) the Company may remain liable with respect to Debt outstanding on the date of this Agreement and referred to in Exhibit D, but may not extend, renew or refund any thereof except as otherwise permitted by this section 10.1; and

                  (c) the Company may become and remain  liable with  respect to
         Debt  in  addition  to  that  otherwise   permitted  by  the  foregoing
         provisions of this section 10.1, provided that:

                           (i) on the  date  the  Company  becomes  liable  with
                  respect to any such additional Debt and immediately after giving effect thereto and to the concurrent retirement of any other Debt, total Debt of the Company shall not exceed an amount equal to sixty times Monthly Operating Cash Flow; and

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                           (ii) in the case of any such  additional Debt that is
                  subordinate and junior in right of payment to any other Debt of the Company, such Debt shall be Permitted Subordinated Debt.

For the purposes of this section 10.1, any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding. The Company shall not permit any Person having outstanding Debt to become a Subsidiary of the Company after the date of this Agreement unless the Company shall concurrently have assumed such Debt (and caused such Person to be discharged therefrom) in compliance with this section 10.1.

                  10.2. LIENS, ETC. The Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, except:

                  (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by section 10.9;

                  (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by section 10.9;

                  (c) Liens (other than any Lien imposed by ERISA or the Code in connection with a Plan) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

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                  (d) any  attachment or judgment  Lien,  unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

                  (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any Subsidiary; and

                  (f) Liens incurred to secure the Debt (other than subordinated
         Debt) of the Company  outstanding in compliance with section 10.1(b) or
         (c).

For the purposes of this section 10.2, any Person becoming a Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

          10.3. INVESTMENTS, GUARANTIES, ETC. The Company will not, and will not permit any Subsidiary to, directly or indirectly (a) make or own any Investment in any Person, or
(b) create or become or be liable with respect to any Guaranty, except:

                  (i) the Company and its Subsidiaries may make and own Investments in

                           (t) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof maturing within one year from the date of acquisition thereof,

                           (u) marketable direct obligations issued by any state
                  of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at any date of determination the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,

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                           (v)  commercial  paper maturing no more than 270 days
                  from the date of creation thereof and having as at any date of
                  determination   the  highest  rating  obtainable  from  either
                  Standard & Poor's Corporation or Moody's Investors Service, Inc.,

                           (w) certificates of deposit maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia, each having as at any date of determination combined capital and surplus of not less than $100,000,000 ("Permitted Banks") or a foreign branch thereof,

                           (x) bankers' acceptances eligible for rediscount under requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks,

                           (y)  obligations of the type described in clauses (t)
                  through (w) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or a Permitted Bank as counterparty pursuant to a repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Company and its Subsidiaries by a custodian which is a Permitted Bank and which is not the counterparty to the repurchase agreement in question, and

                           (z) the securities of any investment company registered under the Investment Company Act of 1940 which is a "money market fund" within the meaning of regulations of the Securities and Exchange Commission, or an interest in a pooled fund maintained by a Permitted Bank having comparable investment restrictions;

                  (ii) the Company and its Subsidiaries may make and own Investments in any Subsidiary or any Person which simultaneously therewith becomes a Subsidiary, if such Subsidiary or such Person is a corporation organized under the laws of the United States or any state thereof or the District of Columbia or Canada and substantially all of whose assets are located and

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         substantially all of whose business is conducted within
         the United States and Canada;

                  (iii) any Wholly-Owned Subsidiary may make and permit to be outstanding loans and advances to the Company;

                  (iv) the Company may become and remain liable with respect to Guaranties of the obligations of Subsidiaries incurred in the ordinary course of the business of such Subsidiaries; and

                  (v) the Company and its Subsidiaries may, in addition to the Investments and Guaranties permitted by the foregoing subdivisions of this section 10.3, make and continue to own Investments in, and become and remain liable with respect to Guaranties of the obligations of, any Person (other than a Wholly-Owned Subsidiary or any Person which would simultaneously therewith become a Wholly-Owned Subsidiary) if the Company would be permitted to make such Investment or Guaranty pursuant to, and within the limitations specified in, section 10.4 (any such Investment or Guaranty made pursuant to this subdivision (vi) being referred to as a "Restricted Investment").

Notwithstanding  the  foregoing,  no Guaranty shall be permitted by this section
10.3 unless either the maximum dollar amount of the obligation being guaranteed is readily ascertainable by the terms of such obligation or the agreement or instrument evidencing such Guaranty specifically limits the dollar amount of the maximum exposure of the guarantor thereunder.

                  10.4. RESTRICTED PAYMENTS AND RESTRICTED INVESTMENTS. (a) The Company will not directly or indirectly declare, order, pay, make or set apart any sum or property for any Restricted Payment, and the Company will not and will not permit any Subsidiary to make or become obligated to make any Restricted Investment, unless, immediately after giving effect to any such proposed action:

                  (i) no condition or event shall exist which constitutes an Event of Default or Potential Event of Default;

                  (ii) the Company could incur at least $1 of additional Debt in compliance with section 10.1(c); and

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                  (iii)  the sum of (x) the  aggregate  amount  of all  sums and property included in all Restricted Payments directly or indirectly declared, ordered, paid, made or set apart by the Company during the period after the date of the Closing to and including the date of such proposed action plus (y) the aggregate amount of all Restricted Investments directly or indirectly made by the Company and its Subsidiaries, or which they have become obligated to make, during such period in any Person (but disregarding any Investment or Guaranty which was a Restricted Investment when made but which on the date of determination could have been made pursuant to one of the subdivisions of section 10.3 other than subdivision (vi)) shall not exceed the sum of:

                           (x) $1,000,000; plus

                           (y) 50% (but, in the case of a deficit, 100%)
                  of Consolidated Net Income for such period; plus

                           (z) the  aggregate  amount  of the net cash  proceeds
                  received by the Company during such period from the sale of its Common Stock or its nonredeemable preferred stock during such period;

provided that any dividend  which could be paid in compliance  with this section
10.4 at the date of its declaration may continue to be paid notwithstanding any subsequent change.

                  (b) For the purposes of this section 10.4, the amount involved in any Restricted Payment directly or indirectly declared, ordered, paid, made or set apart in property shall be the greater of the fair market value of such property (as determined in good faith by the Board) and the net book value thereof on the books of the Company (determined in accordance with generally accepted accounting principles) on the date such Restricted Payment is declared, ordered, paid, made or set apart. The Company will not declare any dividend (other than a dividend payable solely in shares of its own stock) on any shares of any class of its stock which is payable more than 60 days after the date of declaration thereof. The Company will not permit any Subsidiary, directly or indirectly, to declare, order, pay or make any Restricted Payment or to set apart any sum or property for any such purpose.

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                  10.5.  MINIMUM NET WORTH.  The Company will not at
any time permit Consolidated Tangible Net Worth to be less than $9,000,000.

                  10.6. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary to, directly or indirectly, engage in any transaction material to the Company or any of its Subsidiaries (including, without limitation, the purchase, sale or exchange of assets or the rendering of any service) with any Affiliate of the Company, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which might be obtained, in the good faith judgment of the Company, in an arm's length transaction at the time from Persons which are not such an Affiliate, provided that the foregoing restrictions shall not apply to any transaction between the Company and a Wholly-Owned Subsidiary or between one Wholly- Owned Subsidiary and another Wholly-Owned Subsidiary.

                  10.7. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. The Company will not, and will not permit any Subsidiary to, directly or indirectly,

                  (a) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that:

                           (i) any Subsidiary may consolidate with or merge into
                  the Company or a Wholly-Owned Subsidiary if the Company or such Wholly-Owned Subsidiary, as the case may be, shall be the surviving corporation and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes an Event of Default or Potential Event of Default;

                           (ii) any  corporation  (other than a Subsidiary)  may
                  consolidate with or merge into the Company if the Company shall be the surviving corporation and if, immediately after giving effect to such transaction, (x) no condition or event shall exist which constitutes an Event of Default or Potential Event of Default, (y) substantially all of the assets of the Company shall be located and substantially all of its business shall be conducted within the United

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                  States and Canada, and (z) the Company could incur at least $1 of additional Debt in compliance with section 10.1(c); and

                           (iii) the Company may consolidate  with or merge into
                  any other corporation if (w) the surviving corporation is a corporation organized and existing under the laws of the United States of America or a state thereof or Canada, with substantially all of its assets located and substantially all of its business conducted within the United States and Canada,
                  (x) such corporation expressly assumes, by an agreement satisfactory in substance and form to the holders of more than 50% of the Notes outstanding (subject to section 15.4) (which agreement may require the delivery in connection with such assumption of such opinions of counsel as such holders may reasonably require), the obligations of the Company under this Agreement and under the Notes, (y) immediately after giving effect to such transaction, such corporation shall not be liable with respect to any Debt or allow its property to be subject to any Lien which it could not become liable with respect to or allow its property to become subject to under this Agreement on the date of such transaction, and (z) immediately after giving effect to such transaction (and such assumption), such corporation could incur at least $1 of additional Debt in compliance with section 10.1(c) and no condition or event shall exist which constitutes an Event of Default or a Potential Event of Default; or

                  (b) sell, lease, abandon or otherwise dispose of all or substantially all its assets, except that:



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                           (i) any  Subsidiary  may  sell,  lease  or  otherwise
                  dispose of all or substantially all its assets to the Company or a Wholly-Owned Subsidiary;

                           (ii) the Company may sell, lease or otherwise dispose
                  of all or substantially all its assets to any corporation into which the Company could be consolidated or merged in compliance with subdivision (a)(iii) of this section 10.7, provided that (x) each of the conditions set forth in such subdivision (a)(iii) shall have been fulfilled, and (y) no such disposition shall relieve the Company from its obligations under this Agreement or the Notes; or

                  (c) sell, lease, abandon or otherwise dispose of any of its assets (except in the ordinary course of business or in a transaction permitted by subdivision (b)(ii) of this section 10.7), except that the Company or its Subsidiaries

                           (A) may sell  obsolete  equipment and other assets in
                  an aggregate amount not to exceed $100,000 in any fiscal year, and

                           (B) in addition to the asset sales  permitted  by the
                  foregoing paragraph (A) may sell assets for a cash consideration at least equal to the fair value thereof (as determined in good faith by the Board) at the time of such sale, if the proceeds thereof shall, on or prior to the 180th day following such sale, be applied either

                                    (x) to the  acquisition  of like  assets  or
                           other assets useful in the businesses of the Company or such Subsidiary; or

                                    (y)  to  the   prepayment  of  Debt  of  the


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                           Company,  first to  senior  Debt of the  Company  and
                           second to the  Notes in the  manner  contemplated  by
                           section  9.4;

                  it being agreed that if the Company shall not prior to such 180th day have performed or given notice to the holders of the Notes of its election to perform under one of the foregoing clauses (x) or (y), it shall be deemed to have elected to perform the obligation set forth in the foregoing clause (y), and the provisions of section 9.4 shall be applicable.

                  10.8. CORPORATE EXISTENCE, ETC.; BUSINESS. The Company will at all times preserve and keep in full force and effect its corporate existence, and rights and franchises deemed material to its business, and those of each of its Subsidiaries, except as otherwise specifically permitted by section 10.7 and except that the corporate existence of any Subsidiary may be terminated if, in the good faith judgment of the Board, such termination is in the best interest of the Company and is not disadvantageous to

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the  holders  of the  Notes.  The  Company  will not,  and will not  permit  any
Subsidiary to, engage in any business other than the business of delivering electronic information services and other activities incidental or related to such business.

                  10.9. PAYMENT OF TAXES AND CLAIMS. The Company will, and will cause each Subsidiary to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets, PROVIDED that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor.

                  10.10. COMPLIANCE WITH ERISA. The Company will not, and will not permit any Subsidiary to,

                  (a) engage in any transaction in connection with which the Company or any Subsidiary could be subject to either a civil penalty assessed pursuant to section 502(i) of ERISA or a tax imposed by section 4975 of the Code, terminate or withdraw from any Plan (other than a Multiemployer Plan) in a manner, or take any other action with respect to any such Plan (including, without limitation, a substantial cessation of operations within the meaning of section 4062(f) of ERISA), which could result in any liability of the Company or any Subsidiary to the PBGC, to a trust established pursuant to section 4041(c)(3)(B)(ii) or (iii) or 4042(i) of ERISA, or to a trustee appointed under section 4042(b) or (c) of ERISA, incur any liability to the PBGC on account of a termination of a Plan under section 4064 of ERISA, fail to make full payment when due of all amounts which, under the provisions of any Plan, the Company or any Subsidiary is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan (other than a Multiemployer Plan), if, in any such case, such penalty or tax or such liability, or the failure to make such

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          payment,  or the  existence  of such  deficiency,  as the case may be, could have a material adverse effect on the Company or any of its Subsidiaries;

                  (b) permit the present value of all vested accrued benefits under all Plans maintained at such time by the Company and any Subsidiary (other than Multiemployer Plans) guaranteed under Title IV of ERISA to exceed the current value of the assets of such Plans allocable to such vested accrued benefits by more than $1,000,000;

                  (c) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Company and its Subsidiaries to exceed $1,000,000; or

                  (d) permit the sum of (i) the amount by which the current value of all vested accrued benefits referred to in subdivision (b) of this section 10.10 exceeds the current value of the assets referred to in such subdivision (b) and (ii) the amount of the aggregate incurred withdrawal liability referred to in subdivision (c) of this section
         10.10 to exceed $1,000,000.

For the purposes of subdivisions (c) and (d) of this section 10.10, the amount of the withdrawal liability of the Company and its Subsidiaries at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof as to which the Company reasonably believes, after appropriate consideration of possible adjustments arising under sections 4219 and 4221 of ERISA, it and its Subsidiaries will have no liability, provided that the Company shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Company agrees (i) once in each calendar year to request and obtain a current statement of withdrawal liability from each Multiemployer Plan and (ii) to transmit a copy of such statement to you, so long as you or your nominee shall be the holder of any Notes, and to each other institutional holder of any Notes, within 15 days after the Company receives the same. As used in this section 10.10, the term "accumulated funding deficiency" has the meaning specified in section 302 of ERISA and section 412 of the Code, and the terms "present value", "current value" and "accrued benefit" have the meanings specified in section 3 of ERISA.

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                  10.11. MAINTENANCE OF PROPERTIES;  INSURANCE. The Company will maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. Such insurance may be subject to co-insurance, deductibility or similar clauses which, in
effect,  result  in  self-insurance  of  certain  losses,   PROVIDED  that  such
self-insurance is in accord with the approved practices of corporations similarly situated and adequate insurance reserves are maintained in connection with such self-insurance.

                  10.12. Senior Loan Agreements. The Company will promptly deliver to each holder of the Notes a copy of each amendment to the Bank Loan Agreement and each agreement or instrument evidencing any other Debt of the Company entered into after the date of the Closing.

                  11. Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

                  (a) if the Company shall default in the payment of any principal of or premium, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) if the Company shall default in the payment of any interest on any Note for more than 15 days after the same becomes due and payable; or

                  (c) if the Company shall default in the performance of or compliance with section 10.1 through 10.7, inclusive and such default shall not have been remedied within 15 days after such failure shall first have become known to any officer of the Company or written notice thereof shall have been received by the Company from any holder of any Note; or
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
                  (d) if the Company shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in this section 11 and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company or written notice thereof shall have been received by the Company from any holder of any Note; or

                  (e) if any representation or warranty made in writing by or on behalf of the Company in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement or otherwise in connection with the transactions contemplated by this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

                  (f) if the Company or any Subsidiary shall default in the payment of any principal of or premium or interest on any Debt which is outstanding under the Bank Loan Agreement, or if any event shall occur or condition shall exist in respect of the Bank Loan Agreement, the effect of which default, event or condition is to cause the acceleration of the payment of such Debt before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) if the Company or any Subsidiary shall default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $1,000,000 (other than the Notes or the Bank Loan Agreement), or if any event shall occur or condition shall exist in respect of any such Debt which is outstanding in a principal amount of at least $1,000,000 or under any evidence of any such Debt or of any mortgage, indenture or other agreement relating thereto, the effect of which default, event or condition is to cause, or to permit the holders of such Debt to cause, the acceleration of the payment of such Debt before its stated maturity or before its regularly scheduled dates of payment; or

                  (h) if a final judgment or judgments shall be rendered against the Company or any Subsidiary for the payment of money in excess of $1,000,000 in the aggregate and any one of such judgments shall not be

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
         discharged or execution thereon stayed pending appeal, within 60 days after entry thereof, or, in the event of such a stay, such judgment shall not be discharged within 60 days after such stay expires; or

                  (i) if the Company or any Subsidiary shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) be adjudicated insolvent or (vi) take corporate action for the purpose of any of the foregoing; or

                  (j) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary, or if any petition for any such relief shall be filed against the Company or a Subsidiary and such petition shall not be dismissed within 30 days;


then, (x) upon the  occurrence of any Event of Default  described in subdivision
(i) or (j) of this section 11 with respect to the Company (other than such an Event of Default described in clause (i) of subdivision (i) or described in clause (vi) of subdivision (i) by virtue of the reference in such clause (vi) to such clause (i)), the unpaid principal amount of and accrued interest on the Notes shall automatically become due and payable or (y) upon the occurrence of any other Event of Default, any holder or holders of 25% or more in principal amount of the Notes at the time outstanding (subject to section 15.4) may at any time (unless all defaults shall theretofore have been remedied) at its or their option, by written notice or

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
notices to the Company, declare all the Notes to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, and there shall also be due and payable, to the extent permitted by applicable law, a premium determined in accordance with the premium table set forth in section 9.5, all without presentment, demand, protest or notice, which are hereby waived, provided that during the existence of an Event of Default described in subdivision (a) or (b) of this section 11, then, irrespective of whether the holder or holders of 25% or more in principal amount of Notes then outstanding shall have declared all the Notes to be due and payable pursuant to this section 11, any holder of the Notes (other than the Company or any of its Subsidiaries or Affiliates) may, at its option, by notice in writing to the Company, declare the Notes then held by such holder to be due and payable, whereupon the Notes then held by such holder shall forthwith mature and become due and payable, together with interest accrued thereon and, to the extent permitted by applicable law, a premium determined in accordance with the premium table set forth in section 9.5, without presentment, demand, protest or notice, all of which are hereby waived.

                  At any time after the principal of, and interest accrued on, any or all of the Notes are declared due and payable, the holders of not less than 75% in aggregate principal amount of the Notes then outstanding (subject to section 15.4), by written notice to the Company may rescind and annul any such declaration and its consequences if (x) the Company has paid all overdue interest on the Notes, the principal of and premium, if any, on any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue principal and premium and (to the extent permitted by applicable law) any overdue interest in respect of the Notes at the rate of 13.25% per annum, (y) all Events of Default, other than non-payment of amounts which have become due solely by reason of such declaration, and all conditions and events which constitute Events of Default or Potential Events of Default have been cured or waived pursuant to section 19, and (z) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement; but no such rescission and annulment shall extend to or affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

                  12. Remedies on Default, etc. In case any one or more Events of Default or Potential Events of Default shall

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
occur and be continuing, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on any Note, the Company will pay to the holder thereof such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                  13. SUBORDINATION OF SUBORDINATED NOTES. 13.1. GENERAL. The Notes (the "Subordinated Debt") shall be subordinate and junior in right of payment to all Superior Debt (as defined in section 13.2) to the extent and in the manner provided in this section 13.

                  13.2.  SUPERIOR  DEBT.  As used in this  section  13, the term
"Superior Debt" shall mean (a) all principal of and premium, if any, and interest on Debt of the Company outstanding from time to time under the Bank Loan Agreement and (b) other Debt of the Company outstanding in compliance with section 10.1(c) other than (i) Debt which by its terms is subordinated to any other Debt of the Company and (ii) Debt outstanding between the Company and any Affiliate of the Company or between any Subsidiary and another Subsidiary or Affiliate of the Company). The Superior Debt shall continue to be Superior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Superior Debt or extension or renewal of the Superior Debt.

                  13.3. DEFAULT IN RESPECT OF SUPERIOR DEBT. (a) In the event the Company shall default in the payment of any principal of, or premium, if any, or interest on any Superior Debt when the same becomes due and payable, whether at maturity or at a date fixed for payment or prepayment

                                       36

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
thereof or by declaration or otherwise, then, unless and until such default shall have been remedied or waived in writing or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise, except securities which are subordinate and junior in right of payment to the payment of Superior Debt at least to the extent provided in this section 13) shall be made on account of the principal of, or premium, if any, or interest on any Subordinated Debt, or as a sinking fund for Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Debt.

                  (b) Upon the happening of an event of default with respect to any Superior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof (other than under circumstances when the terms of section 13.3(a) are applicable), then, unless and until such event of default shall have been remedied or waived in writing or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise, except securities which are subordinate and junior in right of payment to the payment of Superior Debt at least to the extent provided in this section 13) shall be made on account of the principal of or premium, if any, or interest on any Subordinated Debt or as a sinking fund for the Subordinated Debt, or in respect of any redemption, retirement, purchase or other acquisition of any Subordinated Debt, during any period:

                           (i) of up to 180 days (a  "Suspension  Period") after
                  written notice of such default specifying an election to effect such 180-day prohibition shall have been given to the Company (and the Company shall forward a copy to each holder of Subordinated Debt) by the holders of a majority in principal amount of the Superior Debt, provided that (x) following the commencement of any Suspension Period as a result of any such default the duration of such Suspension Period shall not be extended as a result of the occurrence of any additional or subsequent default, (y) a Suspension Period shall terminate upon the earlier to occur of (A) cure or waiver of the event of default giving rise to such Suspension Period and (B) the expiration of such Suspension Period, and
                  (z) following the termination of any Suspension Period as

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
                  contemplated by the foregoing clause (y), no new Suspension Period may be commenced until at least ninety days shall have elapsed during which payments in respect of the Subordinated Debt may be made; or

                           (ii) in which any judicial proceeding shall be pending in respect of such default or an effective notice of acceleration of the maturity of the Superior Debt shall have been transmitted to the Company in respect of such default.

                  13.4.  Insolvency, etc.  In the event of:

                  (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors as such or its property,

                  (b) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

                  (c)  any   assignment  by  the  Company  for  the  benefit  of
         creditors, or

                  (d) any other marshalling of the assets of the Company,

all Superior Debt shall first be paid in full in cash or cash equivalents (or with other assets acceptable to the holders of the Superior Debt) before payment or distribution, whether in cash, securities or other property, shall be made to any holder of any Subordinated Debt on account of any Subordinated Debt. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this section 13 with respect to the Subordinated Debt, to the payment of all Superior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of Subordinated Debt shall be paid or delivered directly to the holders of Superior Debt in accordance with the priorities then existing among such holders until all Superior Debt

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
shall have been paid in full in cash or cash equivalents (or with other assets acceptable to the holders of the Superior Debt).

                  13.5. Payments and Distributions Received. If any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this section 13 with respect to Subordinated Debt, to the payment of all Superior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by any holder of any Subordinated Debt in contravention of any of the terms hereof and before all the Superior Debt shall have been paid in full in cash or cash equivalents (or with other assets acceptable to the holders of the Superior Debt), such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Superior Debt remaining unpaid, to the extent necessary to pay all such Superior Debt in full in cash (or with other assets acceptable to the holders of the Superior Debt).

                  13.6. No Prejudice or Impairment. No present or future holder of any Superior Debt shall be prejudiced in the right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of the Company or the holders of the Subordinated Debt. Nothing contained herein shall impair, as between the Company and the holder of any Subordinated Debt, the obligation of the Company to pay to the holder thereof the principal thereof and interest thereon as and when the same shall become due and payable in accordance with the terms thereof and of this Agreement, or prevent the holder of any Subordinated Debt from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a Potential Event of Default or Event of Default hereunder, all subject to the terms of this section 13 and the rights of the holders of the Superior Debt to receive cash, securities or other property otherwise payable or deliverable to the holders of Subordinated Debt.

                  13.7. Payment of Superior Debt, Subrogation, etc. Upon the payment in full of all Superior Debt in cash (or


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
with other assets acceptable to the holders of the Superior Debt), the holders of Subordinated Debt shall be subrogated to all rights of any holders of Superior Debt to receive any further payments or distributions applicable to the Superior Debt until the Subordinated Debt shall have been paid in full, and, for the purposes of such subrogation, no payment or distribution received by the holders of Superior Debt of cash, securities, or other property to which the holders of Subordinated Debt would have been entitled except for this section 13 shall, as between the Company and its creditors other than the holders of Superior Debt, on the one hand, and the holders of Subordinated Debt, on the other, be deemed to be a payment or distribution by the Company on account of Superior Debt. Nothing in this section 13.7 shall be deemed to confer upon the holders of the Subordinated Debt any rights with respect to any security agreement securing any Superior Debt, or to impose upon the holders of the Superior Debt any liability to the holders of the Subordinated Debt with respect to any further payments or distributions applicable to the Superior Debt.

                  14. DEFINITIONS. As used herein the following terms have the following respective meanings:

                  AFFILIATE: any Person directly or indirectly controlling or controlled by or under common control with the Company or any Subsidiary, including (without limitation) any Person beneficially owning or holding 5% or more of any class of voting securities of the Company or any Subsidiary or any other corporation of which the Company or any Subsidiary owns or holds 5% or more of any class of voting securities, PROVIDED that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and PROVIDED FURTHER that neither you nor any other Person which is an institution shall be deemed to be an Affiliate of the Company or any of its Subsidiaries solely by reason of ownership of the Notes or other securities issued in exchange for the Notes or by reason of having the benefits of any agreements or covenants of the Company contained in this Agreement.

                  BANK LOAN AGREEMENT: the 1993 Restated Loan Agreement, dated as of November 8, 1993, among the Company

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and  the  Banks   (including  any  successor,   assignee  or  replacement   Bank
thereunder), as amended by First Amendment to Restated Loan Agreement, dated as of April 11, 1994, and by Second Amendment to Restated Loan Agreement, dated as of June 29, 1994, and as further amended from time to time; and the "Related Loan Agreement" referred to in such Agreement.

                  BANKS: First National Bank of Omaha; Firstier Bank, National Association, Lincoln, Nebraska; First National Bank, Wahoo, Nebraska; NBD Bank, N.A.; Norwest Bank Nebraska, N.A.; and The Boatmen's National Bank of St.
Louis.

                  BOARD: the Board of Directors of the Company or a committee of three or more directors lawfully exercising the relevant powers of the Board.

                  BUSINESS DAY: any day except a Saturday, a Sunday or other day on which commercial banks in New York City are required or authorized by law to be closed.

                  CAPITAL LEASE: as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with generally accepted accounting principles, be required to be classified and accounted for as a capital lease on a balance sheet of such Person, other than, in the case of the Company or a Subsidiary, any such lease under which the Company or a Wholly-Owned Subsidiary is the lessor.

                  CAPITAL LEASE OBLIGATION: with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with generally accepted accounting principles, appear on a balance sheet of such lessee in respect of such Capital Lease.

                  CHANGE OF CONTROL: (a) at any time when any of the equity securities of the Company shall be registered under Section 12 of the Exchange Act, (i) any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any Person which is a management employee, or any such "group" which consists entirely of management employees, of the Company) being or becoming the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the Company or (ii) a majority of the members of the Board consisting of persons other than Continuing Directors (as hereinafter defined); and (b) at any other time, less than 50% of the Voting Stock of the Company being owned beneficially, directly or indirectly, by

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
employees of the Company or its Subsidiaries. As used herein, the term "Continuing Director" means any member of the Board on the date hereof and any other member of the Board who shall be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are the members of the Board.

                  CODE: the Internal Revenue Code of 1986, as amended from time to time.
                  COMMON STOCK:  the meaning specified in section 1.

                  CONSOLIDATED OPERATING CASH FLOW: with respect to any fiscal period, Consolidated Net Income for such period, adjusted by adding thereto all interest expense and all provisions for depreciation and taxes (other than current tax expense) that were deducted in arriving at Consolidated Net Income for such period, and further adjusted by adding or subtracting all non-recurring non-cash losses and gains that were deducted or added, respectively, in arriving at Consolidated Net Income for such period. For purposes of calculating Consolidated Operating Cash Flow, the Company shall not permit deferred commission expenses to be capitalized over any period in excess of twelve months.

                  CONSOLIDATED NET INCOME: with reference to any period, the net income (or deficit) of the Company and its Subsidiaries for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves and all other proper deductions, all determined in accordance with generally accepted accounting principles on a consolidated basis, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary,
(b) the income (or deficit) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such

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Subsidiary,  (d) any deferred  credit  representing  the excess of equity in any
Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, and (e) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets. In addition, in calculating Consolidated Net Income for purposes of determining compliance with section 10.4, there shall also be excluded, with reference to any period, (i) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (ii) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities), (iii) any write-up of any asset, (iv) any net gain from the collection of the proceeds of life insurance policies, (v) any gain arising from the acquisition of any securities, or the extinguishment, under generally accepted accounting principles, of any Debt, of the Company or any Subsidiary, and (vi) any net income or gain (but not any net loss) during such period from any change in accounting, from any discontinued operations or the disposition thereof, from any extraordinary events or from any prior period adjustments.

                   CONSOLIDATED NET WORTH: the sum of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus) accounts of the Company and its Subsidiaries appearing on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles as of the date of determination, after eliminating all intercompany transactions and all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

                  CONSOLIDATED TANGIBLE NET WORTH: Consolidated Net Worth, after deducting therefrom (without duplication of deductions):

                  (a) the net book amount of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under generally accepted accounting principles, including, without limitation,
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
         such items as good will, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, unamortized debt discount and expense, organizational expenses and the excess of cost of purchased Subsidiaries over equity in the net assets thereof at the date of acquisition;

                  (b) any write-up in the book value of any asset on the books of the Company or any Subsidiary resulting from a revaluation thereof subsequent to December 31, 1993 (other than the write-up of the book value of an asset made in accordance with generally accepted accounting principles in connection with the purchase of such asset);

                  (c) the amounts, if any, at which any shares of stock of the Company or any Subsidiary appear on the asset side of the balance sheet from which Consolidated Net Worth is determined for the purposes of this definition;

                  (d) all deferred charges (other than prepaid expenses); and

                  (e) the amounts at which any Investment in any Person (other than Investments which are permitted by clauses (t) through (z) of section 10.3) appear on the asset side of such balance sheet.

                  DEBT:  as applied to any Person (without duplication):

                  (a) any indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed; and

                  (b) any indebtedness secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness (not here referring to any Lien described in paragraphs (a) through (e) of section 10.2); and

                  (c) any indebtedness with respect to which such Person has become directly or indirectly liable and which represents or has been incurred to finance the purchase price (or a portion thereof) of any property or services or business acquired by such Person, whether by purchase, consolidation, merger or otherwise; and

                  (d) any indebtedness of any other Person of the character referred to in subdivision (a), (b) or (c) of this definition with respect to which the Person whose Debt is being determined has become liable by way of a Guaranty.

                  ENVIRONMENTAL LAWS: Federal, state, provincial, local and foreign laws, rules and regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

                  ERISA:  the Employee Retirement Income Security
Act of 1974, as amended from time to time.

                  EXCHANGE ACT:  the Securities Exchange Act of
1934, as amended from time to time.

                  EXCESS SALE PROCEEDS: as of any date of determination, the excess of (a) the proceeds of sales of assets of the Company and its Subsidiaries which are required to be applied to the prepayment of Debt of the Company pursuant to section 10.7(c)(y), over (b) the amount of senior Debt of the Company outstanding as of such date and required to be prepaid pursuant to a provision of the agreement or instrument evidencing such senior Debt similar in effect to section 10.7 hereof.

                  EVENT OF DEFAULT:  the meaning specified in section 11.

                  GUARANTY: as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such

                                       45

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
Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the outstanding principal amount of the obligation guaranteed. For the purposes of section 10.4, the amount involved in any Guaranty which constitutes a Restricted Investment made during any period shall be the aggregate amount of the obligation guaranteed, less any amount by which the guarantor may have been discharged with respect thereto (including any discharge by way of a reduction in the amount of the obligation guaranteed), PROVIDED that the guarantor shall not be deemed to have been discharged with respect to any Guaranty to the extent the guarantor shall have been required to perform such Guaranty (except to the extent that any loss on such Guaranty has been recognized in reducing Consolidated Net Income).

                  INVESTMENT: as applied to any Person, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by such Person to any other Person, including all Debt and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business. In computing the amount involved in any Investment at the time outstanding, (a) undistributed earnings of, and interest accrued in respect of Debt owing by, such other Person accrued after the date of such Investment shall not be included, (b) there shall not be deducted from the amounts invested in such other Person any amounts received as earnings (in the form of dividends, interest or otherwise) on such Investment or as loans from such other Person, and (c) unrealized increases or decreases in value, or
                                       46

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
write-ups, write-downs or write-offs, of Investments in such other Person shall be disregarded. For the purposes of section 10.4, the amount involved in Investments which constitute Restricted Investments made during any period shall be the aggregate cost to the Company and its Subsidiaries of all such Investments made, or which they became obligated to make, during such period, determined in accordance with generally accepted accounting principles, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of such Investments (except to the extent that Consolidated Net Income has been increased or reduced as the result thereof) and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which such Investments were made, less any net return of capital realized during such period upon the sale, repayment or other liquidation of such Investments (determined in accordance with generally accepted accounting principles, but without regard to any amounts received during such period as earnings (in the form of dividends, interest or otherwise) on such Investments or as loans from any Persons in whom such Investments have been made).

                  LIEN: as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

                  MONTHLY OPERATING CASH FLOW: as of any date of determination, the monthly average of Consolidated Operating
Cash Flow for the two calendar months ending immediately prior to such date of determination.

                   MULTIEMPLOYER PLAN: any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                   OFFICERS' CERTIFICATE: a certificate executed on behalf of the Company by the Chairman of the Board of Directors (if an officer) or its President or one of its
                                       47

Vice Presidents and its Treasurer or one of its Assistant Treasurers.

                  PBGC: the Pension Benefit Guaranty Corporation or any governmental authority succeeding to any of its functions.

                  PERMITTED SUBORDINATED DEBT: unsecured Debt of the Company which (a) has a final maturity on or subsequent to June 30, 2004 (or, if the Company shall have made any prepayment of Notes pursuant to section 9.2, the last date on which a payment or prepayment of principal of the Notes is, on the date the Company becomes liable with respect to such subordinated Debt, scheduled to be made under this Agreement and the Notes); (b) does not provide for any required prepayments, fixed sinking fund payments, serial maturities or similar payments in respect of the principal of such subordinated Debt prior to June 30, 1997 or which would, in any case, amortize in any calendar year an amount in excess of 20% of the original principal amount of such subordinated Debt; (c) does not permit any holder of such Debt to declare all or any part of such Debt to be due and payable, or to require (upon the occurrence of any contingency or otherwise) all or any part of such Debt to be paid, before its expressed maturity for any reason other than the occurrence of a default in respect thereof; and (d) is created under or evidenced by an instrument containing provisions for the subordination of such Debt to senior Debt of the Company on a basis either on a parity with or junior and subordinate to the Notes.

                  PERSON: a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  PLAN: an "employee pension benefit plan" (as defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any of its Related Persons, or an employee pension benefit plan as to which the Company or any of its Related Persons would be treated as a contributory sponsor under section 4069 of ERISA if it were to be terminated.

                  POTENTIAL EVENT OF DEFAULT:  any condition or
event which, with notice or lapse of time or both, would
become an Event of Default.
                                       48

                  RELATED  PERSON:  any  trade  or  business,   whether  or  not
incorporated, which, together with the Company, is under common control, as described in section 414(b) or (c) of the Code.

                  RESTRICTED  INVESTMENT:   the  meaning  specified  in  section
10.3(vi).

                  RESTRICTED PAYMENT: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Company now or hereafter outstanding, except a dividend payable solely in shares of Common Stock or nonredeemable preferred stock of the Company; and (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of stock of the Company now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares, except to the extent that the consideration therefor consists of shares of stock of the Company.

                  SECURITIES ACT: the Securities Act of 1933, as amended from time to time.

                  SUBSIDIARY: any corporation at least 50% (by number of votes) of the Voting Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  VOTING STOCK: with reference to any corporation, stock of any class or classes (or equivalent interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such a contingency.

                  WARRANTS:  the meaning specified in section 1.

                  WHOLLY-OWNED: as applied to any Subsidiary, a Subsidiary all the outstanding shares (other than directors' qualifying shares, if required by law) of every class of stock of which are at the time owned by the Company or by one or more Wholly-Owned Subsidiaries or by the Company and one or more Wholly-Owned Subsidiaries.
                                       49

                  15. REGISTRATION, TRANSFER AND SUBSTITUTION OF NOTES; ACTION BY NOTEHOLDERS.

                  15.1. NOTE REGISTER; OWNERSHIP OF NOTES. The Company will keep at its principal office a register in which the Company will provide for the registration of Notes and the registration of transfers of Notes. The Company may treat the Person in whose name any Note is registered on such register as the owner thereof for the purpose of receiving payment of the principal of and the premium, if any, and interest on such Note and for all other purposes, whether or not such Note shall be overdue, and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a "holder" of any Note shall mean the Person in whose name such Note is at the time registered on such register.

                  15.2. TRANSFER AND EXCHANGE OF NOTES. Upon surrender of any Note for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will execute and deliver in exchange therefor a new Note or Notes in denominations of at least $1,000,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than $1,000,000), as requested by the holder or transferee, which aggregate the unpaid principal amount of such surrendered Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor.

                  15.3. REPLACEMENT OF NOTES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note held by you or another institutional holder or your or its nominee, of an indemnity agreement from you or such other holder) or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of this Agreement.
                                       50

                  15.4. NOTES HELD BY COMPANY, ETC., DEEMED NOT OUTSTANDING. For the purposes of determining whether the holders of the Notes of the requisite principal amount at the time outstanding have taken any action authorized by this Agreement with respect to the giving of consents or approvals or with respect to acceleration upon an Event of Default, any Notes directly or indirectly owned by the Company or any of its Subsidiaries or Affiliates shall be disregarded and deemed not to be outstanding.

                  16. PAYMENTS ON NOTES. 16.1. PLACE OF PAYMENT. Payments of principal, premium, if any, and interest becoming due and payable on the Notes shall be made at the principal office of The Chase Manhattan Bank, N.A., in the Borough of Manhattan, the City and State of New York, unless the Company, by written notice to each holder of any Notes, shall designate the principal office of another bank or trust company in such Borough as such place of payment, in which case the principal office of such other bank or trust company shall thereafter be such place of payment.

                  16.2. HOME OFFICE PAYMENT. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in section 16.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, premium, if any, and interest by the method and at the address specified for such purpose in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall be surrendered to the Company at its principal office or at the place of payment maintained by the Company pursuant to section 16.1 for cancellation. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to section 15.2. The Company will afford the benefits of this section 16.2 to any institutional investor which is the direct or indirect transferee of any Note purchased by you under this Agreement and which has made the same agreement relating to such Note as you have made in this section 16.2.

                  17. EXPENSES, ETC. Whether or not the transactions contemplated by this Agreement shall be consummated, the Company will pay all expenses in connection with such
                                       51
transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement or the Notes, including, without limitation: (a) the cost and expenses of preparing and reproducing this Agreement and the Notes, of furnishing all opinions by counsel for the Company (including any opinions requested by your special counsel as to any legal matter arising hereunder) and all certificates on behalf of the Company, and of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with;
(b) the cost of delivering to your principal office, insured to your satisfaction, the Notes sold to you hereunder and any Notes delivered to you upon any substitution of Notes pursuant to section 15 and of your delivering any Notes, insured to your satisfaction, upon any such substitution; (c) the reasonable fees, expenses and disbursements of one special counsel for the holders of the Notes (and, in addition, any local counsel determined by the holders of the Notes to be necessary in the circumstances) in connection with such transactions and any such amendments or waivers; and (d) the reasonable out-of-pocket expenses incurred by you in connection with such transactions and any such amendments or waivers. The Company also will pay, and will save you and each holder of any Notes harmless from, all claims in respect of the fees, if any, of brokers and finders and any and all liabilities with respect to any taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement, the issue of the Notes and any amendment or waiver under or in respect of this Agreement or the Notes. The obligation of the Company under this section 17 shall survive any disposition or payment of the Notes and the termination of this Agreement.

                  18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by you or on your behalf, the purchase of the Notes by you under this Agreement and any disposition or payment of the Notes. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be deemed representations and warranties of the Company under this Agreement.

                  19. AMENDMENTS AND WAIVERS. Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of more than 50% in principal amount of the Notes at the time outstanding (subject to section 15.4), PROVIDED that, without the prior written consent of the holders of all the Notes at the time outstanding (subject to section 15.4), no such amendment or waiver shall (a) change the maturity or the principal amount of, or reduce the rate or change the time of payment of interest on, or change the amount or the time of payment of any principal or premium payable on any prepayment of, any Note, (b) reduce the aforesaid percentages of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (c) change the percentage of the principal amount of the Notes the holders of which may declare the Notes to be due and payable as provided in section 11, (d) modify the proviso to the first sentence of section 11, or (e) decrease the percentage of the principal amount of the Notes the holders of which may rescind and annul any such declaration as provided in section 11. Any amendment or waiver effected in accordance with this section 19 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company.

                  20. Notices, etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered by hand or courier service, or mailed by registered or certified mail, return receipt requested, addressed, (a) if to you, at the address set forth in Schedule A or at such other address as you shall have furnished to the Company in writing, except as otherwise provided in section 16.2 with respect to payments on Notes held by you or your  nominee,  or
(b) if to any other holder of any Note, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Note who has furnished an address to the Company, or (c) if to the Company, at its address set forth at the beginning of this Agreement, to the attention of Chief Financial Officer, or at such other address, or to the attention of such other officer, as the Company shall have furnished to you and each such other holder in writing. Any notice so addressed and delivered by hand or courier shall be deemed to be given when received, and any notice so

                                       53

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
addressed and mailed by registered or certified mail shall be deemed to be given three business days after being so mailed.

                  21. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Notes or any part thereof. Except as stated in section 18, this Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement and the Notes shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                Very truly yours,

                              DATA TRANSMISSION NETWORK
                                   CORPORATION



                                            By:        /s/ Steve C. Ball
                                                     --------------------------
                           Title: Secretary/Treasurer
                           and Chief Financial Officer


The foregoing Agreement is
hereby agreed to as of the
date thereof.

EQUITABLE CAPITAL PRIVATE INCOME
  AND EQUITY PARTNERSHIP II, L.P.

By:  EQUITABLE CAPITAL MANAGEMENT CORPORATION
       Its General Partner

         By:    /s/  U. Peter C. Gummeson
                -------------------------
            Title: Investment Officer

                                                                     SCHEDULE A

                             SCHEDULE OF PURCHASERS

        Name and Address                                   Principal Amount of
          of Purchaser                                      Notes; Number of
                                     Shares


EQUITABLE CAPITAL PRIVATE INCOME AND
EQUITY PARTNERSHIP II, L.P.                              Principal Amount of
                                Subordinated Note
(1) All payments by wire transfer of
immediately available funds to:                              $15,000,000

  The Chase Manhattan Bank, N.A.
  110 West 52nd Street                                    Number of Warrants
  New York, New York 10019
                                  25,000 Shares
  A/C Equitable Capital Private  Income
  and Equity Partnership L.P. Operating
  Account
  Account No. 037-2-415703

Each such wire transfer shall set forth the name of the Company and the CUSIP number, if applicable, and the due date of the payment being made.


(2) All notices of payment and written confirmation of such wire transfers to be sent to:

  Equitable Capital Private Income and
  Equity Partnership II, L.P.
  c/o Alliance Corporate Finance Group
  Incorporated
  1285 Avenue of the Americas
  19th Floor
  New York, New York 10019

(3) All other communications to be sent
to:

  Equitable Capital Private Income and
  Equity Partnership II, L.P.
  c/o Alliance Corporate Finance Group
  Incorporated
  1285 Avenue of the Americas
  19th Floor
  New York, New York 10019

  Attention: Corporate Finance
       Department

(4) Securities to be delivered to:

  Alliance Corporate Finance Group
 Incorporated  135 West 50th Street
  5th Floor
  New York, New York 10128

  Attention: Susan Tomaselli


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

                                                                       EXHIBIT A

                                   DATA TRANSMISSION NETWORK CORPORATION

                             11.25% SENIOR SUBORDINATED NOTE DUE JUNE 30, 2004

PPN# 238017 A* 8
R-1                                                           New York, New York
$15,000,000                                                        June 30, 1994


                  DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to , or registered assigns, the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) on June 30, 2004, with interest (computed on the basis of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 11.25% per annum from the date hereof, payable quarterly on each September 30, December 30, March 30 and June 30 after the date hereof, commencing September 30, 1994, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue interest, at the rate of 13.25% per annum until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand. Payments of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of Chase Manhattan Bank, N.A., in the Borough of Manhattan, the City and State of New York, or at such other office or agency in such Borough as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Warrant Purchase Agreement referred to below.

                  This Note is one of the Company's 11.25% Senior Subordinated Notes due June 30, 2004 (the "Notes"), originally issued in the aggregate amount of $15,000,000 pursuant to Note and Warrant Purchase Agreement, dated as of June 30, 1994, as from time to time amended, among the Company and the institutional investor named therein. The holder of this Note is entitled to the benefits of such Note and Warrant Purchase Agreement, as from time to time amended, and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  Payments of principal and interest in respect of the Notes are subordinate, to the extent specified in such Note and Warrant Purchase Agreement, to all Superior Debt of the Company as such term is defined in such Note and Warrant Purchase Agreement.

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
                  This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the holder hereof or such holder's attorney duly authorized in writing. Reference in this Note to a "holder" shall mean the person in whose name this Note is at the time registered on the register kept by the Company as provided in such Note and Warrant Purchase Agreement and the Company may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  The  Notes  are  under   certain   circumstances   subject  to
prepayment at the option of the company or at the option of the holders, in whole or in part, as specified in such Note and Warrant Purchase Agreement.

                  In case an Event of Default, as defined in such Note and Warrant Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may become due and payable in the manner and with the effect provided in such Note and Warrant Purchase Agreement.

                  This Note is made and delivered in New York, NewYork, and shall be governed by the laws of the State of New York.


                            DATA TRANSMISSION NETWORK CORPORATION


                               By:     /s/ Steve C. Ball
                                      -----------------------------
                               Title: Secretary/Treasurer
                                      Chief Financial Officer

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------







                      DATA TRANSMISSION NETWORK CORPORATION







                          COMMON STOCK PURCHASE WARRANT








                             Expiring June 30, 2004







--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



1.  Exercise of Warrant........................................................1
    1.1.    Manner of Exercise.................................................1
    1.2.    When Exercise Deemed Effected......................................2
    1.3.    Delivery of Stock Certificates, etc................................2
    1.4.    Company to Reaffirm Obligations....................................3
    1.5.    Payment by Application of the Notes................................3

2.  Adjustments; Dividends.....................................................4
    2.1.    Number of Shares; Warrant Price....................................4
    2.2.    Adjustment of Warrant Price; Payment of Regular
            Dividends..........................................................4
    2.2.1.  Issuance of Additional Shares of Common Stock
            ...................................................................4
    2.2.2.  Extraordinary Dividends and Distributions..........................5
    2.2.3.  Payment of Regular Dividends.......................................6
    2.3.    Treatment of Options and Convertible Securities....................6
    2.4.    Treatment of Stock Dividends, Stock Splits, etc...................10
    2.5.    Computation of Consideration......................................10
    2.6     Adjustments for Combinations, etc.................................12
    2.7.    Dilution in Case of Other Securities..............................12
    2.8.    Minimum Adjustment of Warrant Price...............................13

3.  Consolidation, Merger, Sale of Assets, Reorganization, etc
    ..........................................................................13
    3.1.   General Provisions.................................................13
    3.2.   Assumption of Obligations..........................................16

4.  Other Dilutive Events.....................................................17

5.  No Dilution or Impairment.................................................17

6.  Accountants' Report as to Adjustments.....................................18

7.  Notices of Corporate Action...............................................19

8.  Restrictions on Transfer..................................................20
    8.1.   Restrictive Legends................................................20
    8.2.   Notice of Proposed Transfer; Opinions of Counsel...................20
    8.3.   Termination of Restrictions........................................22

9.  Registration under Securities Act, etc....................................22
    9.1.  Registration on Request.............................................22
    9.2.  Incidental Registration.............................................26
    9.3.  Registration Procedures.............................................28
    9.4.  Underwritten Offerings..............................................34

                                        i

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
    9.5.  Preparation; Reasonable Investigation...............................36
    9.6.  Rights of Requesting Holders........................................37
    9.7.  Indemnification.....................................................37
    9.8.  Adjustments Affecting Registrable Securities........................41
    9.9.  Registration Rights to Others.......................................42
    9.10. Other Registration of Common Stock..................................42
    9.11. Nominees for Beneficial Owners......................................42
    9.12. Rule 144 and Rule 144A..............................................43

10. Availability of Information...............................................43

11. Reservation of Stock, etc.................................................43

12. Listing on Securities Exchange............................................43

13. Ownership, Transfer and Substitution of Warrants..........................44
    13.1.  Ownership of Warrants..............................................44
    13.2.  Transfer and Exchange of Warrants..................................44
    13.3.  Replacement of Warrants............................................44

14.  Definitions..............................................................45

15.  Remedies.................................................................53

16.  No Rights or Liabilities as Stockholder..................................53

17.  Notices..................................................................53

18.  Expiration; Notice.......................................................54

19.  Miscellaneous............................................................54

                          Common Stock Purchase Warrant
                             Expiring June 30, 2004


                               New York, New York
                                  June 30, 1994

PPN #238017 2* 7
No. W-1


                  DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation (the "Company"), for value received, hereby certifies that EQUITABLE CAPITAL PRINVATE INCOME AND EQUITY PARTNERSHIP II, or registered assigns, is entitled to purchase from the Company TWENTY-FIVE THOUSAND duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock") at the purchase price per share of $22.17, at any time or from time to time prior to 3 P.M., New York City time, on June 30, 2004, all subject to the terms, conditions and adjustments set forth below in this Warrant.

                  This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants issued in substitution therefor) originally issued in connection with the issue and sale by the Company of $15,000,000 aggregate principal amount of its 11.25% Senior Subordinated Notes due June 30, 2004 (together with all notes issued in substitution therefor, the "Notes"), pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of June 30, 1994, between the Company and the institutional investor named therein (the "Purchaser"). The Warrants originally so issued evidence rights to purchase an aggregate of 25,000 shares of Common Stock, subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 14.

                  1. EXERCISE OF WARRANT. 1.1. MANNER OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day prior to the expiration of this Warrant by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the Company shall have agreed to deliver the shares of Common Stock (or Other Securities) subject to such offering), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company or by application of Notes in the manner provided in section 1.5 (or by a combination of such methods), in the amount obtained by

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
multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in sections 2 through 4.

                  1.2. WHEN EXERCISE DEEMED EFFECTED. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders of record thereof.

                  1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten Business Days thereafter (unless such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any taxes (other than transfer taxes) applicable to the Company) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share of such Common Stock (or Other Securities) on the Business Day next preceding the date of such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in section 1.1.

                1.4. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any right of registration of any shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant pursuant to section 9) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

                  1.5. PAYMENT BY APPLICATION OF THE NOTES. Upon any exercise of this Warrant, the holder hereof may, at its option, instruct the Company, by so specifying in the form of subscription submitted therewith as provided in section 1.1, to apply to the payment required by section 1.1 all or any part of the principal amount then unpaid and of the interest on such principal amount then accrued on any one or more Notes at the time held by such holder, in which case the Company will accept the aggregate amount of principal and accrued interest on such principal specified in such form of subscription in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the installments of principal then remaining unpaid on such Note pro rata to all such remaining installments. Within ten days after receipt of any such notice, the Company will pay to the holder of the Notes submitting such form of subscription, in the manner provided in such Notes and the Purchase Agreement, all unpaid interest accrued to the date of exercise of such Warrant on the principal amount so specified in such form of subscription that is not applied to the payment required by section 1.1 under this section 1.5. In the event that the entire unpaid principal amount of any Note is applied to the payment required by section 1.1 under this section 1.5, such Note shall be promptly surrendered and cancelled in accordance with the Purchase Agreement. It is understood that no prepayment premium will be payable in respect of any principal amount of the Notes applied to the payment required by section 1.1 as contemplated by this section 1.5.

                  2. ADJUSTMENTS; DIVIDENDS. 2.1. NUMBER OF SHARES; WARRANT PRICE. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the
                                        3
provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (a) the numerator is $[insert initial Warrant Price] and (ii) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $______ per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

                  2.2. ADJUSTMENT OF WARRANT PRICE; PAYMENT OF REGULAR DIVIDENDS. 2.2.1. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company, at any time or from time to time after June 30, 1994 (the "Initial Date"), shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the Base Price in effect, in each case, on the date of and immediately prior to such issue or sale, then, and in each such case, subject to section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

                  (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Base Price, and

                  (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

PROVIDED that, for the purposes of this section 2.2.1 (x) immediately after any Additional Shares of common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                  2.2.2. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on any Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a dividend payable in cash and declared out of the earned surplus of the Company, then, and in each such case, subject to section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

                  (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

                  (y)  the denominator of which shall be such Current
         Market Price.

                  2.2.3. PAYMENT OF REGULAR DIVIDENDs. In case the Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend on its Common Stock payable in cash and declared out of the earned surplus of the Company, then, and in each such case, the holder of this Warrant shall be entitled to receive the amount in cash to which such holder would actually have been entitled as a shareholder upon the payment thereof by the Company if such holder had exercised this Warrant immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend.

                  2.3. TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company at any time or from time to time after the Initial Date shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued for purposes of section 2.1 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), PROVIDED that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the Base Price in effect, in each case, on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and PROVIDED, FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                  (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                  (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (c) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (x) in the case of  options  for  Common  Stock or of
                  Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (i) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (ii) an amount equal to
                  (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus
                  (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the consideration paid by the Company for any purchase of such Convertible Securities the rights of conversion or exchange under which were not exercised, and

                           (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (i) the consideration actually received by the Company for the issue, sale, grant or assumption of all such options, whether or not exercised, plus
                  (ii) the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issue or sale of the Convertible Securities with respect to which such options were actually exercised, minus (iii) the consideration paid by the Company for any purchase of such Options which were not exercised;

                  (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment

                                        7

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
         thereof originally made in respect of the issue, sale, grant or assumption of such options or Convertible Securities; and

                  (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          In case at any time after the Initial Date the Company shall be required to increase the number of Additional Shares of Common Stock subject to any Option or into which any Convertible Securities (other than the Warrants) are convertible or exchangeable pursuant to the operation of anti-dilution provisions applicable thereto, such Additional Shares shall be deemed to be issued for purposes of section 2.1 as of the time of such increase.

                  2.4. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the Initial Date shall declare or pay any dividend or other distribution on any class of stock of the Company payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                  2.5. COMPUTATION OF CONSIDERATION. For the purposes of this section 2:

                  (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall

                           (x) insofar as it  consists  of cash,  be computed at
                  the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others

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
                  performing similar services and any accrued interest or dividends in connection with such issue or sale,

                           (y) insofar as it consists of consideration (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, without deducting any expenses paid or incurred by the Company for any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

                           (z) in case  Additional  Shares of  Common  Stock are
                  issued or sold or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, be the proportion of such consideration so received, computed as provided in subdivisions (x) and (y) above, allocable to such Additional Shares of Common Stock or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors of the Company.

                  (b) All options issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, all Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

                  (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (x) the total amount, if any, received and receivable
                  by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set

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
                  forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for
                  Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing sub-

                  division (a), by

                           (y) the maximum  number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (d) Additional Shares of Common Stock issued or deemed to have been issued pursuant to the operation of anti-dilution provisions applicable to Convertible Securities (other than the Warrants), Options or other securities of the Company (either as a result of the adjustments provided for by the Warrants or otherwise) shall be deemed to have been issued without consideration.

                  2.6. ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  2.7. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of

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Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

                  2.8. MINIMUM ADJUSTMENT OF WARRANT PRICE. If the amount of any adjustment of the Warrant Price required pursuant to this section 2 would be less than one-tenth of one percent of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one-tenth of one percent of such Warrant Price; PROVIDED that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest one one-hundredth of a cent.

                  3. CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC.
3.1. GENERAL PROVISIONS. In case the Company, after the Initial Date, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Common Stock or Other Securities shall be changed into or exchanged for cash, stock or other securities of any other Person or any other property, or (c) shall transfer all or substantially all of its properties and assets to any other Person, or (d) shall effect a capital reorganization or reclassification of Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in section
2.2.1 or 2.2.2), then, and in the case of each such transaction, the Company shall give written notice thereof to each holder of any Warrant not less than 30 days prior to the consummation thereof and proper provision shall be made so that, upon the basis and the terms and in the manner provided in this section 3, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive, at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock (or other Securities) issuable upon such exercise immediately prior to such consummation, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, either of the following, as such holder shall elect by written notice to the Company on or before the date immediately preceding the date of the consumma-

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
tion of such transaction (and, in the absence of such notice, the provisions of subdivision (y) below shall be deemed to have been elected by such holder):

                  (x) the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3, PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such purchase, tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, and if the holder of this Warrant so designates in such notice given to the Company, the holder of this Warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if the holder of this Warrant had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3; or

                  (y) the number of shares of Voting Common Stock (or equivalent equity interests) of the Acquiring Person or, if the Acquiring Person fails to meet, but its Parent meets, the requirements set forth in the proviso below, of its Parent, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3, determined by dividing (i) the product obtained by multiplying (A) the number of shares of Common Stock (or Other Securities) to which the holder of this Warrant would have been entitled had such holder exercised this Warrant immediately prior to the consummation of such transaction, times (B) the greater

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
         of the Acquisition Price and the Warrant Price in effect on the date immediately preceding the date of such consummation, by (ii) the Current Market Price per share of the Voting Common Stock (or equivalent equity interests) of the Acquiring Person or its Parent, as the case may be, on the date immediately preceding the date of such consummation;

PROVIDED that the Company shall not effect any of the transactions described in subdivisions (a) through (d) above unless, immediately after the date of the consummation of such transaction, the Acquiring Person or its Parent is required to file, by virtue of having an outstanding class of Voting Common Stock (or equivalent equity interests), reports with the Commission pursuant to section 13 or section 15(d) of the Exchange Act, and such Voting Stock (or equivalent equity interest) is listed or admitted to trading on a national securities exchange or is quoted in the NASD automated quotation system. In the event that the Acquiring Person fulfills the requirements contained in the immediately preceding proviso, then, if the holder of this Warrant shall elect (or shall be deemed to elect) to receive Voting Common Stock (or equivalent equity interests) pursuant to subdivision (y) above, such holder shall be entitled to receive, upon the basis stated in such subdivision (y), only the Voting Common Stock (or equivalent equity interests) of the Acquiring Person.

                  3.2. ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in this Warrant or the Purchase Agreement to the contrary, the Company will not effect any of the transactions described in subdivisions (a) through
(d) of section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any cash, stock or other securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(b) the obligation to deliver to such holder such cash, stock or other securities or other property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of section

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
2 and this section 3) shall be applicable to the cash, stock or other securities or other property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this section 3 or in section 7 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement.

                  4. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

                  5. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

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
                  6. ACCOUNTANTS' REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants, and will prepare a certificate of the chief financial officer of the Company setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by section 2) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. In addition, with respect to any fiscal year of the Company during which any such adjustment or readjustment shall have been made, the Company will cause the independent public accountants reporting upon the Company's financial statements for such fiscal year to verify, concurrently with their annual audit of the Company's financial statements, the computations made by the Company during such fiscal year and to prepare and to deliver to each holder of a Warrant a report setting forth substantially the information described above in this section 6 with respect to all such adjustments and readjustments. The Company will also keep copies of all such certificates and reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.


                  7. NOTICES OF CORPORATE ACTION. In the event of

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of

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
         the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other
         Person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (x), and at least 30 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (y).

          8. RESTRICTIONS ON TRANSFER. 8.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this section 8, each Warrant originally issued pursuant to the Purchase Agreement and each Warrant issued upon direct or indirect Transfer or in substitution for any Warrant pursuant to section 13 shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred except in compliance with such Act and applicable state securities laws. This Warrant and such shares are also subject to certain restrictions on transferability imposed by Common Stock Purchase Warrants expiring June 30, 2004, a copy of which is on file at the offices of the Company."

Except as otherwise permitted by this section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant and each certificate issued upon the direct or indirect Transfer of any such Common Stock (or Other Securities)
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
shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred except in compliance with such Act and applicable state securities laws. Such shares are also subject to certain restrictions on transferability imposed by Common Stock Purchase Warrants expiring June 30, 2004, a copy of which is on file at the offices of the Company."

                  8.2. NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any Transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a Transfer pursuant to Rule 144 or any comparable rule under such Act), the holder thereof will give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with this section 8.2. Each such notice (a) shall describe the manner and circumstances of the proposed Transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who may be internal counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                  (x) If in the opinion of such counsel for the holder the proposed Transfer may be effected without registration (a copy of which opinion shall be delivered to the Company), and if such opinion is reasonably satisfactory to the Company, such holder shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such Transfer shall bear the appropriate restrictive legend set forth in section 8.1 unless, in the opinion of such counsel and the Company's counsel, such legend is no longer required to insure compliance with the Securities Act.

                  (y) If the opinion of such counsel for the holder is not to the effect that the proposed Transfer may legally be effected without registration of such Restricted Securities under the Securities Act, such holder shall not be entitled to Transfer such Restricted Securities (other than in a Transfer pursuant to Rule 144 or any comparable rule under the Securities Act) until the conditions specified in
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
         subdivision (x) above shall be satisfied or until registration of such Restricted Securities under the Securities Act has become effective.

Notwithstanding the foregoing provisions of this section 8.2, the holder of any Restricted Securities shall be permitted to Transfer any such Restricted Securities pursuant to Rule 144A under the Securities Act, PROVIDED that each transferee agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this section 8.2.

                  8.3. TERMINATION OF RESTRICTIONS. The restrictions imposed by this section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act, or (c) when such securities have been beneficially owned, by a person who has not been an affiliate of the Company for at least three months, for a period of at least three years, all as determined under Rule 144 under the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, as soon as practicable thereafter and in any event within ten Business Days, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in section 8.1 hereof.

                  9. REGISTRATION  UNDER SECURITIES ACT, ETC. 9.1.  REGISTRATION
ON REQUEST. (a) REQUEST. At any time and from time to time after December 30, 1994, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of outstanding Registrable Securities, and thereupon will use its best efforts to effect its registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request (but in the case of a shelf registration only if the Company is then eligible to use Form S-2 or S-3 (or any successor forms)), of

                  (x) the Registrable Securities which the Company has been so requested to register by such Initiating Holder or

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
         Holders for disposition in accordance with the intended method of disposition stated in such request, and

                  (y) all other Registrable Securities the Holders of which have made written requests to the Company for registration thereof within 20 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED that the Company shall not be required to effect the registration pursuant to this section 9.1 of any Warrants (but shall be required to effect the registration of Registrable Securities described in clauses (b) and (c) of the definition of Registrable Securities), and PROVIDED, FURTHER, that any holder of Registrable Securities to be included in any such registration, by written notice to the Company within 10 Business Days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to section 9.1(g), may withdraw such request and, on receipt of such notice of the withdrawal of such request from holders comprising the Requisite Holders, the Company may elect not to effect such registration. Subject to subdivision
(g) the Company may include in such registration other securities for sale for its own account or for the account of any other Person.

                  (b) NUMBER OF REGISTRATIONS. The Company shall not be required to effect more than one registration pursuant to this section 9.1, PROVIDED that such registration shall permit the disposition of at least 80% of the Registrable Securities which the Company has been so requested to register, PROVIDED, FURTHER, that if one or more such registrations, in the aggregate, shall not permit the disposition of at least 80% of such Registrable Securities, the Company shall be required to effect additional registrations pursuant to this section 9.1 until they have permitted the disposition of at least 80% of such Registrable Securities.

                  (c) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any registration requested under this section 9.1 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) unless the holders holding at least a majority (by number of shares) of the Registrable Securities as to which such registration relates (and, if such registration involves an underwritten Public Offering of such Registrable Securities, the managing underwriter of such Public Offering) shall notify the Company in writing that, in the judgment of such holders (and, if

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
applicable, such managing underwriter), the use of a more detailed form specified in such notice is of material importance to the success of the Public Offering of such Registrable Securities, in which case such registration shall be effected on the form so specified.

                  (d) EXPENSES. The Company will pay all Registration Expenses in connection with any registration and sale effected pursuant to this section 9.1.

                  (e) SELECTION OF UNDERWRITERS. If, in the discretion of the holders of a majority (by number of shares) of the Registrable Securities, any offering pursuant to this section 9.1 shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by such holders and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters.

                  (f) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this section 9.1 will not be deemed to have been effected (x) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders shall be deemed to have been effected by the Company at the request of such Initiating Holders, unless such Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (y) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, or (z) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by such Initiating Holders.

                  (g) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this section 9.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in any such registration to the extent of the number which the Company is so advised can be sold in such offering (x) first, Registrable Securities requested to be included in such registration by the holder or

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
holders of Registrable Securities pro rata among such holders on the basis of the number of Registrable Securities requested to be included by such holders, and (y) second, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

                  (h) COMPANY REQUEST FOR DELAY. Except with respect to a registration statement covering a shelf registration, the Company shall be entitled to postpone for a reasonable period of time (but not exceeding 180 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this section 9.1 if the Board of Directors of the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to this section 9.1 written notice of such determination, containing a general statement of the reasons for such postponement and approximation of the anticipated delay. The Company may not postpone a filing under this section 9.1(h) more than once in any twelve-month period. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to section 9.1, representing not less than 15% of the Registrable Securities with respect to which registration has been requested, and constituting not less than 50% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to section 9.1.

                  (i) SHELF REGISTRATION STATEMENT. The Company shall be deemed to have complied with a request for registration made by Initiating Holders pursuant to this section 9.1 if, at the time of such request, there shall be an effective shelf registration statement on file with the Commission pursuant to Rule 415 under the Securities Act covering the Registrable Securities which such holders shall have requested to be registered, if such registration statement complies with the provisions of this section 9.1 and of section 9.3 and if the Company otherwise fulfills the requirements of section 9.1 and 9.3 in respect of such registration.
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
                  9.2. INCIDENTAL REGISTRATION. (A) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Notwithstanding any limitation contained in section 9.1, if the Company at any time on or prior to June 30, 2004 proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 9.2. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, PROVIDED that (x) the Company shall not be required to effect the registration pursuant to this section 9.2 of any Warrants (but shall be required to effect the registration of Registrable Securities described in clauses (b) and (c) of the definition of Registrable Securities) and (y) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 9.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this section 9.2 shall relieve the Company of its obligation to effect any registration statement upon request under section 9.1. The Company will pay all Registration

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
Expenses  in  connection  with  each  registration  of  Registrable   Securities
requested pursuant to this section 9.2.

                  (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this section 9.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

                  (x) if such registration as initially proposed by the Company was solely a primary registration of its securities, (i) first, the securities proposed by the Company to be sold for its own account, (ii) second, any Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and (iii) third, any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities, and

                  (y) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities, pursuant to demand registration rights, (i) first, such securities held by the holders initiating such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such securities, (ii) second, any Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders and (iii) third, any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

                  9.3. Registration Procedures. If and whenever (x) the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 9.1 and
9.2 or (y) there is a Requesting Holder in connection with any other proposed

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
registration by the Company under the Securities Act, the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best efforts to cause such registration statement to become effective, PROVIDED that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and PROVIDED, FURTHER, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the expiration of 90 days after such registration statement becomes effective, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor Rule) under the Securities Act, in which case such period shall be 2 years;

                  (c) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

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
                  (d)  use  its  best   efforts  to   register  or  qualify  all
         Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof and each Requesting Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (f) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller (and the underwriters, if any), of

                           (x) an opinion of counsel for the Company,  dated the
                  effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                           (y) a "comfort"  letter,  dated the effective date of
                  such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement (it being understood that such letter, if the cost thereof does not constitute a "Registration Expense", is to be delivered only at the request of, and at the expense of, any seller of Registrable Securities or Requesting Holder),

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
         covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller (or the underwriters, if any) may reasonably request;

                  (g) immediately notify each seller of such Registrable Securities, and (if requested by any such seller) confirm such advice in writing, (w) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (x) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (y) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable
         Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                  (i) immediately notify each holder of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to
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
         be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof;

                  (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (l) cooperate with the sellers of such Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which securities shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as such sellers may request at least two business days prior to any sale of Registrable Securities;

                  (m) use its best efforts (x) to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (y) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, secure NASDAQ authorization for
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
         such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (n)  provide a CUSIP number for all Registrable
         Securities, not later than the effective date of the applicable registration statement; and

                  (o) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

                  9.4. UNDERWRITTEN OFFERINGS. (A) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to the registration requested under section 9.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 9.7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

                  (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the

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Securities  Act as  contemplated  by section 9.2 and such  securities  are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of section 9.2(b), use its best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

                  (c) HOLDBACK AGREEMENTS. (x) Each holder of Registrable Securities agrees, if so required by the managing underwriter, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, during the seven days prior to the date on which any underwritten registration pursuant to section 9.1 or 9.2 has become effective and the 90 days thereafter, except as part of such underwritten registration or to the extent that such holder is prohibited by applicable law from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to ERISA, the Investment Company Act of 1940 or the Investment Advisers Act of 1940 or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

                  (y) The Company agrees (i) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to the date on which any underwritten registration pursuant to section 9.1 or 9.2 has become effective and the 90 days thereafter, except as part of

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such underwritten  registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and (ii) to cause each holder of its equity securities or of any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public Offering), to agree not to effect any such public sale or distribution of such
securities,   during  such   period,   except  as  part  of  such   underwritten
registration.

                  9.5. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  9.6. RIGHTS OF REQUESTING HOLDERS. The Company will not file any registration statement under the Securities Act, whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account (other than by a registration on Form S-4, S-8 or any successor form thereto), unless it shall first have given to each Person which holds any Registrable Securities issued by the Company at least 30 days' prior written notice thereof. Any such holder who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in sections 9.3, 9.5 and 9.7. In addition, if any registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that, if true, the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting

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any future financial  requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

                  9.7.  INDEMNIFICATION.  (a) The Company will, and hereby does, indemnify, to the extent permitted by applicable law, each holder of Registrable Securities and its Affiliates and their respective officers and directors, if any, and each Person, if any, who controls such holder within the meaning of
Section  15  of  the  Securities  Act,  against  all  losses,  claims,  damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, no action or failure to act on the part of such underwriters (whether or not any such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and the Company agrees to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; PROVIDED that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of
Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of the amended or
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
supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will indemnify, to the extent permitted by applicable law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such holder expressly for use therein, PROVIDED that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

                  (c) Any Person entitled to indemnification under the provisions of this section 9.7 shall (x) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 9.7, except to the extent that the indemnifying party is actually prejudiced by such failure) and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall so provide. In the event

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
an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such securities by such holder.

                  (d) If the indemnification provided for in this section 9.7 shall for any reason be held by a court to be unavailable to an indemnified party under section 9.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under section 9.7(a) or (b), the indemnified party and the indemnifying party under section 9.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (x) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (y) if the allocation provided by clause (x) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement, PROVIDED, that for purposes of clauses (x) or (y), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder could have been required to pay to an indemnified party if the indemnity under subsection (a) of this section 9.7 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such sellers' obligations to contribute as provided in this section 9.7(d) are several in proportion to the relative value of their

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
respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                  (e) Indemnification and contribution similar to that specified in the preceding subdivisions of this section 9.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                  (f) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this section 9.7 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

                  9.8. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would materially and adversely affect the ability of the holders of
Registrable   Securities   to  include  such   Registrable   Securities  in  any
registration of its securities contemplated by this section 9 or the marketability of such Registrable Securities under any such registration.

                  9.9. REGISTRATION RIGHTS TO OTHERS. If the Company shall at any time after the Initial Date provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, (a) such rights shall not be in conflict with any of the rights provided in this section 9 to the holders of Registrable Securities and (b) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this section 9 the Company will provide (by way of amendment to this Warrant or otherwise) such more favorable terms or conditions to the holders of Registrable Securities. The Company shall provide to the holders of Registrable Securities copies of any agreements which purport to grant rights with respect to the registration of any of the Company's securities to any holder or prospective holder thereof promptly upon executing the same.

                  9.10. Other Registration of Common Stock. If any shares of the Common Stock required to be reserved for purposes of issuance upon exercise of this Warrant in connection with their sale in a registration pursuant to section
9.1 or 9.2
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
require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon such exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

                  9.11.  NOMINEES FOR  BENEFICIAL  OWNERS.  For purposes of this section 9, in the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this section 9 or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this section 9. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  9.12. RULE 144 AND RULE 144A. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission, including, without limitation, filing on a timely basis all reports required to be filed pursuant to the Exchange Act.

                  10. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the commission.

                  11. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable
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
upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof.

                  12. LISTING ON SECURITIES EXCHANGE. The Company will (a) list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon exercise of the Warrants or (b) secure and maintain designation of all shares of Common Stock from time to time issuable upon exercise of the Warrants as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares of Common Stock.

                  13. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS. 13.1. OWNERSHIP OF WARRANTS. The Company may treat the person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 8 a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                  13.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in denominations of at least 1,666 shares, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                  13.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company
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
in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  14. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  ACQUIRING PERSON: the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties and assets of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

                  ACQUISITION PRICE: as applied to the Common Stock, with respect to any transaction to which section 3 applies, (a) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the date of consummation of such transaction: (x) the Market Price of the Common Stock and (y) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would have been entitled as a shareholder to receive upon such consummation if such holder had exercised this Warrant immediately prior thereto, or (b) if a purchase, tender or an exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price determined in accordance with the foregoing, subdivision (a) and (ii) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock: (A) the Market Price of the Common Stock and (B) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would be entitled as a shareholder to receive pursuant to such offer if such holder had exercised this Warrant immediately prior to the expiration of such offer and accepted the same.

                  ADDITIONAL SHARES OF COMMON STOCK: all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Company after the Initial Date hereof, whether or not
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
subsequently reacquired or retired by the Company, other than (a) shares of Common Stock issued upon the exercise of Warrants and (b) not more than 730,000 shares of Common Stock issued upon the exercise of stock options granted to directors, officers and other employees of the Company pursuant to the DTN Stock Option Plan of 1989, as amended, and the DTN Non-Employee Director Option Plan and (c) 66,550 shares of Common Stock issuable upon the exercise of existing warrants.

                  BASE PRICE: on any date specified herein, the lesser of
(a) the Current Market Price and (b) the Warrant Price.

                  BUSINESS DAY: any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed, provided that, in determining the period within which certificates or Warrants are to be issued and delivered pursuant to section 1.3 at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange in which securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such system is open for trading, and provided, further, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  COMMISSION: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities
Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

                  COMMON STOCK: the Company's common stock, par value $.001 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  COMPANY: Data Transmission Network Corporation, a Delaware corporation.

                  CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities

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
directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  CURRENT MARKET PRICE: on any date specified herein, (a) with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, (x) the average daily Market Price during the period of the most recent 20 consecutive Business Days ending on such date, or (y) if shares of Common Stock or such Voting Common Stock (or equivalent equity interests), as the case may be, are not then listed or admitted to trading on any national securities exchange and if the closing bid and asked prices thereof are not then quoted or published in the over-the-counter market, the Market Price on such date; and (b) with respect to any other securities, the Market Price on such date.

                  EXCHANGE ACT: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time of determination.

                  FAIR VALUE: with respect to any securities or other property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by an agreement between the Company and the Requisite Holders or (b) if the Company and the Requisite Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Requisite Holders, either of which firms may be an independent investment banking firm regularly retained by the Company or any such holder or
(c) if the Company or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by such holders or the Company, as the case may be, determined solely by the firm so retained or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company or any such holder chosen by the first two such firms. Each of the Company and the holders of the Warrants shall be responsible for the fees and expenses of the investment banking firm retained by them under the foregoing clause (b) and shall share equally the fees and expenses of any investment banking firm retained under the foregoing clause (d).

                  INITIAL DATE: the meaning specified in section 2.2.

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
                  INITIATING HOLDERS: any holder or holders of at least 50% of all outstanding Registrable Securities making a written request pursuant to section 9.1 for the registration of all or part of the Registrable Securities (but not less than 50% of all outstanding Registrable Securities) held by such holder or holders.

                  MARKET PRICE: on any date specified herein, (a) with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (x) the last sale price of shares of such security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (y) if no shares of such security are then listed or admitted to trading on any national securities exchange but such security is designated as a national market system security by the NASD, the last trading price of such security on such date, or if such security is not so designated, the average of the reported closing bid and asked prices thereof on such date as shown by the NASDAQ system or, if no shares thereof are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (z) if no shares of such security are then listed or admitted to trading on any national exchange or designated as a national market system security and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the higher of
(x) the book value thereof as determined by agreement between the Company and the Requisite Holders, or if the Company and the Requisite Holders fail to agree, by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (y) the fair value thereof determined in good faith by the Board of Directors of the issuer thereof as of a date which is within 15 days of the date as of which the determination is to be made; and (b) with respect to any other securities, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

                  NASD: the National Association of Securities Dealers.

                  NASDAQ: the Automated Quotation System of the NASD.

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
                  NOTES: the meaning specified in the opening paragraphs of this Warrant.

                  OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common
Stock or Convertible Securities.

                  OTHER SECURITIES: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

                  PARENT: as to any Acquiring Person, any corporation which (a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in its consolidated financial statements under generally accepted accounting principles and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

                  PERSON: an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

                  PUBLIC OFFERING: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

                  PURCHASE AGREEMENT: the meaning specified in the opening paragraphs of this Warrant.

                  PURCHASER: the meaning specified in the opening paragraphs of this Warrant.

                  REGISTRABLE SECURITIES: (a) the Warrants, (b) any shares of Common Stock or other Securities issued or issuable upon exercise of the Warrants and (c) any securities issued or issuable with respect to any common Stock or Other Securities referred to in subdivision (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of
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
such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been sold as permitted under Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

                  REGISTRATION EXPENSES: all expenses incident to the Company's performance of or compliance with section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance (provided that "Registration Expenses" will not include any "cold comfort" letter requested solely by the holders of Registrable Securities in connection with any registration if the Company shall not have elected or been required by the underwriters with respect to such registration to cause such a letter to be delivered), the reasonable fees and disbursements of a single counsel and single firm of accountants retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  REQUESTING HOLDER: the meaning specified in section 9.6.

                  REQUISITE HOLDERS: the holders of more than 50% of all the Warrants at the time outstanding determined on the basis of the number of shares of Common Stock or Other Securities deliverable upon exercise thereof.

                  RESTRICTED SECURITIES: (a) any Warrants bearing the applicable legend set forth in section 8.1, (b) any shares of

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
Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                  SECURITIES ACT: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of determination.

                  SUBSIDIARY: any corporation, association or other business entity a majority (by number of votes) of the Voting
Common Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more
Subsidiaries.

                  TRANSFER: unless the context otherwise requires, any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

                  VOTING  COMMON  STOCK:   with  respect  to  any   corporation,
association or other business entity, stock of any class or classes (or equivalent interest) , if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such corporation, association or business entity, even if the right so to vote has been suspended by the happening of such a contingency.

                  WARRANT PRICE: the meaning specified in section 2.1.

                  WARRANTS: the meaning specified in the opening paragraphs of this Warrant.

                  15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

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                                      262

                  16. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any voting or other rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  17. NOTICES. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Chief Financial Officer at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in section 1.

                  18. EXPIRATION; NOTICE. The Company will give the holder of this Warrant no less than 45 days' nor more than 90 days" notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at 3 P.M., New York City time, June 30, 2004. The registration rights provided in section 9 shall expire at 3 P.M., New York City time, June 30, 2004 with respect to any shares of Common Stock issued previously to such time upon the exercise hereof.

                  19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State

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                                      263
of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


                            DATA TRANSMISSION NETWORK CORPORATION

                            By:______________________
                                     Title:

                              FORM OF SUBSCRIPTION


                 (To be executed only upon exercise of Warrant)



To _________________

                  The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock of Data Transmission Network Corporation, a Delaware corporation, and herewith makes payment of $_________ therefor [by application pursuant to section 1.5 of such Warrant of $ ________ aggregate principal amount of Notes (as defined in such Warrant) plus $ _______ accrued interest thereon], and requests that the certificates for such shares be issued in the name of, and delivered to ______________, whose address is ______________.


Dated: ________________




                                            ----------------------

                                        (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of this Warrant)


                                                 [insert address]

                                       46

                               FORM OF ASSIGNMENT


                 (To be executed only upon transfer of Warrant)

                  For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ the right represented by such Warrant to purchase __________ shares of Common Stock of Data Transmission Network Corporation, a Delaware corporation, to which such Warrant relates, and appoints ______________ Attorney to make such transfer on the books of _____________ maintained for such purpose, with full power of substitution in the premises.

Dated: ________________



                                            ----------------------

                                         (Signature must conform in all respects
                                          to name of holder as specified on the
                                          face of this Warrant)

                                                   [insert address]



Signed in the presence of:


-------------------------

                                       47


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